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                           TOWN & COUNTRY CORPORATION
                                   as Issuer,


                       STATE STREET BANK AND TRUST COMPANY
                                   as Trustee


                                       and


                        Certain Guarantor Parties Hereto


                                     * * * *


                                    INDENTURE

                         Dated as of September 15, 1997


           $13,254,000 15% Senior Secured Notes Due February 15, 1998


                                     * * * *

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                                TABLE OF CONTENTS
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
ARTICLE 1.  DEFINITIONS AND INCORPORATION BY REFERENCE......................................................1
            Section 1.1.      Definitions...................................................................1
            Section 1.2.      Rules of Construction........................................................18

ARTICLE 2.  THE SECURITIES.................................................................................19
            Section 2.1.      Form and Dating..............................................................19
            Section 2.2.      Denominations................................................................19
            Section 2.3.      Execution and Authentication.................................................19
            Section 2.4.      Registrar and Paying Agent...................................................20
            Section 2.5.      Paying Agent To Hold Money in Trust..........................................21
            Section 2.6.      Securityholder Lists.........................................................21
            Section 2.7.      Transfer and Exchange........................................................21
            Section 2.8.      Replacement Securities.......................................................22
            Section 2.9.      Outstanding Securities.......................................................22
            Section 2.10.     When Treasury Securities Disregarded.........................................23
            Section 2.11.     Temporary Securities.........................................................23
            Section 2.12.     Cancellation.................................................................23
            Section 2.13.     Defaulted Interest...........................................................23
            Section 2.14.     Home Office Payment Agreements...............................................24

ARTICLE 3.  REDEMPTION.....................................................................................24
            Section 3.1.      Conditional Redemption.......................................................24
            Section 3.2.      Mandatory Redemption.........................................................24
            Section 3.3.      Notices to Trustee...........................................................26
            Section 3.4.      Selection of Securities To Be Redeemed.......................................26
            Section 3.5.      Notice of Redemption.........................................................26
            Section 3.6.      Effect of Notice of Redemption...............................................27
            Section 3.7.      Deposit of Redemption Price..................................................28
            Section 3.8.      Securities Redeemed in Part..................................................28

ARTICLE 4.  COVENANTS......................................................................................28
            Section 4.1.      Payment of Securities........................................................28
            Section 4.2.      SEC Reports; Financial Statements............................................28
            Section 4.3.      Ranking......................................................................29
            Section 4.4.      Compliance Certificates......................................................29
            Section 4.5.      Maintenance of Consolidated Net Worth; Special Mandatory
                                Redemption Obligation......................................................31
            Section 4.6.      Limitation on Indebtedness and Disqualified Stock of
                                the Company................................................................34
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                                       (i)

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
            Section 4.7.      Limitation on Liens..........................................................36
            Section 4.8.      Limitation on Sale and Leaseback.............................................38
            Section 4.9.      Limitation on Investments, Loans and Advances................................40
            Section 4.10.     Limitation on Restricted Payments............................................41
            Section 4.11.     Limitation on Sales of Assets and Subsidiary Stock...........................42
            Section 4.12.     Limitation on Transactions with Affiliates...................................45
            Section 4.13.     Change of Control............................................................45
            Section 4.14.     Ownership of Stock of Subsidiaries...........................................47
            Section 4.15.     Impairment of Security Interest; Removal of Liens............................47
            Section 4.16.     Limitation on Restrictions on Distributions from Subsidiaries................48
            Section 4.17.     Limitation on Business.......................................................49
            Section 4.18.     Special Covenants of the Guarantors; Guarantees..............................49
            Section 4.19.     Limitation of Plans of liquidation...........................................49
            Section 4.20.     Limitation on Amendment of Certain Agreements................................49
            Section 4.21.     Redemption of Solomon Brothers Investment....................................50
            Section 4.22.     Agreements Relating to Collateral............................................50
            Section 4.23.     Notices......................................................................50
            Section 4.24.     Corporate Existence; Maintenance of Properties...............................51
            Section 4.25.     Insurance....................................................................52
            Section 4.26.     Taxes........................................................................52
            Section 4.27.     Inspection of Properties and Books...........................................52
            Section 4.28.     Compliance with Laws, Contracts, Licenses, and Permits.......................52
            Section 4.29.     Employee Benefit Plans.......................................................53
            Section 4.30.     Use of Proceeds..............................................................53
            Section 4.31.     After Acquired Real Estate...................................................53
            Section 4.32.     Consignment Filings..........................................................54
            Section 4.33.     Change of Name...............................................................54
            Section 4.34.     Accrual of Interest for Income Tax Purposes..................................54
            Section 4.35.     Further Instruments and Acts.................................................54

ARTICLE 5.  SUCCESSOR COMPANY..............................................................................54
            Section 5.1.      When Company or Guarantors May Merge or Transfer Assets......................54

ARTICLE 6.  DEFAULTS AND REMEDIES..........................................................................55
            Section 6.1.      Events of Default............................................................56
            Section 6.2.      Acceleration.................................................................58
            Section 6.3.      Other Remedies...............................................................59
            Section 6.4.      Waiver of Past Defaults......................................................59
            Section 6.5.      Control by Majority..........................................................59
            Section 6.6.      Limitation on Suits..........................................................59
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                                      (ii)

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
            Section 6.7.      Rights of Holders to Receive Payment.........................................60
            Section 6.8.      Collection Suits by Trustee..................................................60
            Section 6.9.      Trustee May File Proofs of Claim.............................................60
            Section 6.10.     Priorities...................................................................61
            Section 6.11.     Undertaking for Costs........................................................61
            Section 6.12.     Waiver of Stay or Extension Laws.............................................61

ARTICLE 7.  TRUSTEE........................................................................................61
            Section 7.1.      Duties of Trustee............................................................61
            Section 7.2.      Rights of Trustee............................................................63
            Section 7.3.      Individual Rights of Trustee.................................................64
            Section 7.4.      Trustee's Disclaimer.........................................................64
            Section 7.5.      Notice of Defaults...........................................................64
            Section 7.6.      Reports by Trustee to Holders................................................64
            Section 7.7.      Compensation and Indemnity...................................................64
            Section 7.8.      Replacement of Trustee.......................................................65
            Section 7.9.      Successor Trustee by Merger..................................................66
            Section 7.10.     Eligibility; Disqualification................................................66
            Section 7.11.     Preferential Collection of Claims Against Company............................66

ARTICLE 8.  DISCHARGE OF INDENTURE; DEFEASANCE.............................................................67
            Section 8.1.      Discharge of Liability on Securities; Defeasance.............................67
            Section 8.2.      Conditions to Defeasance.....................................................67
            Section 8.3.      Application of Trust Money...................................................68
            Section 8.4.      Repayment to Company.........................................................68
            Section 8.5.      Indemnity for Trust Costs....................................................69
            Section 8.6.      Reinstatement................................................................69

ARTICLE 9.  AMENDMENTS.....................................................................................69
            Section 9.1.      Without Consent of Holders...................................................69
            Section 9.2.      With Consent of Holders......................................................70
            Section 9.3.      Revocation and Effect of Consents and Waivers................................70
            Section 9.4.      Notation on or Exchange of Securities........................................71
            Section 9.5.      Trustee to Sign Amendments...................................................71
            Section 9.6.      Payment for Consent..........................................................71
            Section 9.7.      Execution of Supplemental Indentures.........................................72
            Section 9.8.      Effect of Supplemental Indentures............................................72

ARTICLE 10. GUARANTEE......................................................................................72
            Section 10.1.     Guarantee....................................................................72
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                                      (iii)


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
            Section 10.2.     Successors and Assigns.......................................................74
            Section 10.3.     No Waiver, Etc...............................................................74
            Section 10.4.     Modifications, Etc...........................................................74
            Section 10.5.     Execution and Delivery of Guaranty...........................................74

ARTICLE 11. SECURITY DOCUMENTS.............................................................................75
            Section 11.1.     Security Documents...........................................................75
            Section 11.2.     Recording, Etc...............................................................75
            Section 11.3.     Suits to Protect the Collateral..............................................76
            Section 11.4.     Certain Matters Regarding Pledge of Essex Shares.............................77
            Section 11.5.     Certain Matters Regarding Pledge of Anju Shares..............................77

ARTICLE 12. REPRESENTATIONS AND WARRANTIES OF THE COMPANY..................................................77
            Section 12.1.     Organization; Good Standing; Etc.............................................77
            Section 12.2.     Capitalization; Capital Stock of Subsidiaries................................78
            Section 12.3.     SEC Documents................................................................78
            Section 12.4.     Accountants..................................................................78
            Section 12.5.     Financial Statements.........................................................78
            Section 12.6.     Due Authorization; Enforceability............................................79
            Section 12.7.     No Changes...................................................................79
            Section 12.8.     Litigation...................................................................79
            Section 12.9.     No Conflicts.................................................................80
            Section 12.10.    Properties...................................................................80
            Section 12.11.    No Consents..................................................................80
            Section 12.12.    ERISA........................................................................80
            Section 12.13.    Taxes........................................................................82
            Section 12.14.    Security Documents...........................................................82
            Section 12.15.    Investment Company Act.......................................................82
            Section 12.16.    Certain Fees.................................................................82

ARTICLE 13. MISCELLANEOUS..................................................................................82
            Section 13.1.     Notices......................................................................82
            Section 13.2.     Certificate and Opinion as to Conditions Precedent...........................84
            Section 13.3.     Statement Required in Officer's Certificate or Opinion of Counsel............84
            Section 13.4.     When Securities Disregarded..................................................85
            Section 13.5.     Rules by Trustee, Paying Agent and Registrar.................................85
            Section 13.6.     Legal Holidays...............................................................85
            Section 13.7.     Governing Law................................................................85
            Section 13.8.     No Recourse Against Others...................................................85
            Section 13.9.     Successors...................................................................85
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                                      (iv)

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
            Section 13.10.    Multiple Originals...........................................................86
            Section 13.11.    Table of Contents; Headings..................................................86
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Exhibit A   Form of Security
Exhibit B   Description of Certain Collateral


                                       (v)

         INDENTURE dated as of September 15, 1997, by and among TOWN & COUNTRY CORPORATION, a Massachusetts corporation, State Street Bank and Trust Company, a Massachusetts banking corporation, as trustee, and the Guarantors (as hereinafter defined) listed on the signature pages hereof. The definitions of certain terms used herein appear in Section 1.1 hereof.

         WHEREAS, the Company has duly authorized the issuance of its 15% Senior Secured Notes due February 15, 1998 of substantially the tenor and amount hereinafter set forth, and to provide therefor, the Company has duly authorized the execution and delivery of this Indenture;

         WHEREAS, each Guarantor has duly authorized its guarantee of the Company's obligations under the Securities, and to provide therefor, has duly authorized the execution and delivery of this Indenture;

         WHEREAS, all necessary actions have been taken to make the Securities, when executed and duly issued by the Company and authenticated by the Trustee and delivered hereunder, the valid obligations of the Company and each Guarantor and to make this indenture a valid agreement of the Company and each Guarantor, in accordance with its terms;

         WHEREAS, the Company has previously issued $30,000,000 of 11-1/2% Senior Secured Notes due September 15, 1997 of the Company issued under an Indenture dated May 14, 1993 with Shawmut Bank, N.A., as Trustee (the "Old Notes"), $57,000,000 of 13% Senior Subordinated Notes due May 31, 1998 (the "Senior Subordinated Notes"), $39,400,000 of Exchangeable Preferred and up to 10,650,000 shares of Class A Common Stock of the Company, all pursuant to certain exchange offers (the "Exchange Offers") described in the prospectus (the "Prospectus") constituting part of the Registration Statement of the Company and the Borrowing Subsidiaries on Form S-4 under the Securities Act (Reg. No. 33-49028), as amended (the "Registration Statement"); and

         WHEREAS, $13,254,000 principal amount of Old Notes remain outstanding and mature on September 15, 1997 and the proceeds received by the Company from the issuance and sale of the Securities hereunder shall be used to refund and refinance all such outstanding Old Notes.

         NOW, THEREFORE, each party hereto agrees, for the benefit of the other parties and for the equal and ratable benefit of holders of the Securities, as follows:


         ARTICLE 1. DEFINITIONS AND INCORPORATION BY REFERENCE

         Section 1.1. Definitions

         "Additional Mortgages" has the meaning set forth in Section 4.31.

         "Affiliate" means, with respect to any person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such person. For the purposes of this definition, "control' when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing. Notwithstanding the foregoing, for the purposes of this definition, in no event shall the Holders or any of their Affiliates be deemed an Affiliate of the Company or of any of the Subsidiaries.

         "Affiliate Transaction" has the meaning set forth in Section 4.12.

         "Annual Redemption Date" means May 14 of each year.

         "Asset Disposition" means any direct or indirect sale, conveyance, transfer, lease or other disposition to any person other than the Company or a Subsidiary in one transaction or a series of related transactions, of any Capital Stock or other interests (including partnership interests) of any Subsidiary (other than directors' qualifying shares) or any other property or asset of the Company or any Subsidiary (each referred to for purposes of this definition as a "disposition"), including any disposition by means of a merger, consolidation or similar transaction. For the purposes of this Indenture, the term "Asset Disposition" shall not include (i) the use of cash in the ordinary course of business, (ii) dispositions of inventory in the ordinary course of business, (iii) licenses by the Company or a Subsidiary of intellectual property in the ordinary course of business, (iv) isolated dispositions of Capital Stock or other interests (including partnership interests) or any other Property or asset of the Company or any Subsidiary which do not exceed $175,000 individually, (v) sales of assets determined by management of the Company (or if such assets then have a GAAP book value in excess of $250,000, determined by the Board of Directors) to be worn-out or obsolete, (vi) any disposition of properties and assets of the Company or any Subsidiary that is governed under and complies with the requirements set forth in Section 5.1, (vii) the delivery of Exchange Property upon an exchange of any shares of the Exchangeable Preferred, (viii) dispositions of the Solomon Brothers Investment or dispositions of proceeds from or related to the Solomon Brothers Investment or Zale Bankruptcy Claim, (ix) dispositions of the Capital Stock or assets of any Foreign Subsidiary or the disposition of proceeds from or related to the sale of the Capital Stock or assets of any Foreign Subsidiary or (x) the sale of Non-cash Collateral Proceeds pursuant to Section 3.2(b).

         "Asset Sale Offer" has the meaning set forth in Section 4.11.

         "Attributable Debt" in respect of a Sale/Leaseback Transaction means, as at the time of determination, the greater of (i) the Fair Market Value of the property subject to such Sale/Leaseback Transaction (as determined in good faith by the Board of Directors) or (ii) the present value (discounted at the interest rate borne by the Securities, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended).

         "Bankruptcy Law" means Title 11, United States Code, or any similar Federal or state law relief for debtors.

         "Board of Directors" means the Board of Directors of the Company or any Subsidiary, as the case may be.

         "Board Resolution" means a copy of a resolution certified by the Clerk, the Secretary, an Assistant Clerk or an Assistant Secretary of the Company or any Subsidiary, as the case may be, to have been duly adopted by such Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Borrowing Subsidiaries" means Town & Country Fine Jewelry Group, Inc., a Massachusetts corporation, L.G. Balfour Company, Inc., a Delaware corporation, and GL, Inc., a Massachusetts corporation, all of which are Subsidiaries.

         "Business Day" means each day which is not a Legal Holiday.

         "Capital Lease Obligations" of a person means any obligation which is required to be classified and accounted for as a capital lease on the face of a balance sheet of such person prepared in accordance with GAAP; the amount of such obligation shall be the capitalized amount thereof, determined in accordance with GAAP; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment, of a penalty.

         "Capital Stock" means any and all shares, interests, rights to purchase, warrants, options, Participation or other equivalents of or interests in (however designated and whether voting or nonvoting) corporate stock, including any Preferred Stock.

         "Cash Equivalents" means (i) any U.S. Government Obligations with a maturity of 180 days or less; (ii) certificates of deposit or acceptances with a maturity of 180 days or less of any financial institution that is a member of the United States Federal Reserve System having combined capital and surplus and undivided profits of not less than $500,000,000; (iii) commercial paper with a maturity of 180 days or less issued by a corporation (except the Company, any Subsidiary or any Affiliate of the Company or any Subsidiary), bank, trust company or national banking association organized under the laws of any state of the United States or the District of Columbia and rated at least A- I by Standard & Poor's Corporation or at least P-I by Moody's Investors Service,
Inc. (or if neither such organization shall rate such commercial paper at any time, by any nationally recognized rating organization in the United States); and (iv) repurchase' agreements and reverse repurchase agreements relating to marketable U.S. Government Obligations, in each case maturing within one year from the date of acquisition; provided however, that the terms of such agreements comply with the guidelines set forth in the Federal Financial Agreements of Depository Institutions with Securities Dealers and Others, as adopted by the Comptroller of the Currency.

         "Certificate of Designation" means the Certificate of Vote of Directors Establishing Series of Exchangeable Preferred Stock of the Company pursuant to
Section 26 of Chapter 156B of the General Laws of The Commonwealth of Massachusetts which vote creates and sets forth the terms, rights and preferences of the Exchangeable Preferred.

         "Change of Control" means the occurrence of any of the following events:

                   (i) the sale or transfer of all or substantially all of the assets of the Company as an entirety to any person or related group of persons other than an Affiliate or Affiliates of the Company;

                   (ii) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than (A) C. William Carey; (B) any relative or spouse of C. William Carey, or any relative of such spouse, who has the same principal residence as C. William Carey; or (C) any trust or other estate in which (x) C. William Carey or (y) any relative or spouse of C. William Carey, or any relative of such spouse, who has the same principal residence as C. William Carey, has a substantial beneficial interest or as to which he or she, as the case may be, serves as trustee or in a similar fiduciary capacity, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of 50% or more of the Voting Stock of the Company;

                   (iii) the Company engages in any merger, consolidation, sale of Capital Stock, or any other transaction with any other person, with the effect that the stockholders of the Company immediately prior thereto own, directly or indirectly, in the aggregate, less than 50% of the Voting Stock of (x) the Company if the Company is the surviving entity or (y) the surviving or resulting entity if the Company is not the surviving entity, in each such case immediately after such transaction; or

                   (iv) the Company or any Significant Subsidiary is liquidated, dissolved, or adopts a plan of liquidation pursuant to any Bankruptcy Law.

         "Claimants" has the meaning set forth in the Intercreditor Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collateral" means, collectively, all the property and assets that are from time to time subject to the Security Documents.

         "Collateral Agent" has the meaning ascribed to such term in the Intercreditor Agreement.

         "Collateral Proceeds" means any cash proceeds (including current income or disposition proceeds), other than Liquidation Proceeds, from or relating to the Solomon Brothers Investment, the sale of the Capital Stock or any assets of any Foreign Subsidiary or the Zale Bankruptcy Claim received by the Company or any Subsidiary, plus all Minimum Liquidation Proceeds plus any Collateral Proceeds Interest, in each case net of all taxes and charges paid or required to be accrued as a liability under GAAP in respect of the realization of such proceeds and net of all reasonable and customary expenses paid to persons who are not Affiliates of the Company, the Subsidiaries or any of their respective Affiliates to the extent reasonably required to realize such proceeds.

         "Collateral Proceeds Calculation Period" means, with respect to each Collateral Redemption Date, the period beginning on the date 30 days prior to the last Collateral Redemption Date on which a redemption pursuant to Section
3.2 was actually made (or, if no redemptions pursuant to Section 3.2 have been made, the date of issuance of the Securities) and ending on the date 30 days prior to such Collateral Redemption Date.

         "Collateral Proceeds Interest" means any interest earned on Collateral Proceeds which have been invested in Permitted Investments prior to being used to make redemptions pursuant to Section 3.2.

         "Collateral Redemption Date" means any Interest Payment Date if on such date the Company holds unapplied Collateral Proceeds which are required to be applied by the Company to the mandatory redemption of Securities pursuant to
Section 3.2 hereof.

         "Company" means Town & Country Corporation, a Massachusetts corporation, until a successor replaces it in accordance with the terms hereof and, thereafter, means the successor and, for purposes of any provision contained herein, each other obligor on the Securities.

         "Consolidated" or "consolidated", with reference to any term defined herein, shall mean that term as applied to the accounts of the Company and the Subsidiaries, consolidated in accordance with GAAP.

         "Consolidated EBIT" means, with respect to any period, the Consolidated Net Income for such period increased (to the extent already deducted therefrom) by the sum, on a consolidated basis, of (i) all income taxes paid or accrued by the Company and the Subsidiaries for such period, and (ii) all Consolidated Fixed Charges for such period, in each case determined in accordance with GAAP.

         "Consolidated Fixed Charge Ratio" to be determined on any date means the ratio of (i) Consolidated EBIT for the Reference Period to (ii) Consolidated Fixed Charges for the Reference Period.

         "Consolidated Fixed Charges" means the sum of (a) the aggregate amount of interest (other than interest on the Senior Subordinated Notes which is to be paid in additional Senior Subordinated Notes) required to be paid on Indebtedness (other than Indebtedness incurred for the acquisition from the New Gold Lenders of gold or other precious metals pursuant to the New Gold Agreements) of the Company and the Subsidiaries, plus (b) the imputed portion of rental expense representing the interest factor of lease payments of the Company and the Subsidiaries, plus (c) the aggregate amount of distributions required to be paid under the terms of any Disqualified Stock or Preferred Stock of the Company, including the Exchangeable Preferred that may not be deferred at the option of the Company, plus (d) the net interest expense and consignment fees associated with the New Gold Agreements, plus (e) the net interest expense and consignment fees associated with the consignment of foreign Subsidiaries of gold and other precious metals and precious or semi-precious stones.

         "Consolidated Net Income" means, for any period, the net income (loss) of the Company and the Subsidiaries determined on a consolidated basis in accordance with GAAP for such period; provided, however, that there shall not be included in such Consolidated Net Income:

                  (i) any net income (loss) of any person if such person is not a Subsidiary, except that the Company's equity in the net income of any such person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such person during such period to the Company or a Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution to a Subsidiary, to the limitations contained in clause
         (ii) of this definition);

                  (ii) any net income (loss) of any Subsidiary if such Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions, loans or advances by such Subsidiary, directly or indirectly, to the Company (or on the ability of the Company to receive or retain any such dividend, distribution, loan or advance), except that the Company's equity in the net income of any such Subsidiary during such period shall be included in Consolidated Net Income up to the aggregate amount of cash actually distributed by such Subsidiary during any such period to the Company or another Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution to another Subsidiary, to the limitation contained in this clause and in clause (v) of definition);

                  (iii) any net income (loss) realized upon a sale or other disposition of any property, plant or equipment of the Company or any Subsidiary which is not sold or otherwise disposed of in the ordinary course of business;

                  (iv) any gain or loss realized upon the sale or other disposition of any Capital Stock of a Subsidiary; and

                  (v) the cumulative effect of a change in accounting principles.

         "Consolidated Net Worth" means the sum, on a consolidated basis, of the shareholders' equity of the Company and the Subsidiaries, determined in accordance with GAAP, after eliminating intercompany items, less all amounts representing any write-up in the book value of any assets of the Company and the Subsidiaries resulting from a re-evaluation thereof subsequent to February 29, 1992 excluding (i) adjustments to translate foreign assets and liabilities for changes in foreign exchange rates, and (ii) adjustments in the value of marketable securities based upon the actual market value thereof.

         "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under Bankruptcy Law.

         "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

         "Defaulted Interest Rate" means an interest rate equal to 17% per annum.

         "defeasance option" has the meaning set forth in Section 8.1(b).

         "Disqualified Stock" means, with respect to any person, any Capital Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event
(i) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, (ii) is convertible or exchangeable for Indebtedness or Disqualified Stock or (iii) is redeemable at the option of the holder thereof, in whole or in part, in each case on or prior to the first anniversary of the Stated Maturity of the Securities.

         "Environmental Law" means any and all federal, state, local and foreign statutes, laws, regulations, ordinances and similar provisions having the force or effect of law, all judicial and administrative orders and determinations, all terms and conditions of any environmental permit issued to the Company by any governmental authority, all contractual obligations and common law concerning public health or safety, worker health or safety or pollution or protection of the environment, now or hereafter in effect and as amended, including without limitation those relating to any emissions, discharges or releases of hazardous materials to ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, control, clean-up or handling of Hazardous Materials.

         "ERISA Event" means (A) a Reportable Event with respect to a Pension Plan; (B) a withdrawal by the Company or any Subsidiary from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001 (a) (2) of ERISA); (C) a complete or partial withdrawal by the Company or any Subsidiary from a Multiemployer Plan; (D) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under Section 4041 of ERISA or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan subject to Title IV of ERISA; (E) a failure timely to make required contributions to a Pension Plan or Multiemployer Plan; (F) an event or condition which could constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer

Plan; (G) the imposition of any liability under Title IV of ERISA other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any Subsidiary; (H) an application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Pension Plan; (1) the Company or any Subsidiary engages in or otherwise becomes liable for a non-exempt prohibitive transaction; or (J) a violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under Section 401 (a) of the Code by any fiduciary With respect to any Pension Plan for which the Company or any Subsidiary is liable.

         "ERISA" means the Employee Retirement Income and Security Act of 1974, as amended.

         "Essex" means Essex International Company Limited, a Thailand corporation and a Subsidiary.

         "Essex Pledge Agreement" has the meaning set forth in Section 11.4.

         "Event of Default" has the meaning set forth in Section 6.1.

         "Excess Cash Flow" means, for any fiscal year of the Company, an amount equal to Consolidated Net Income for such fiscal year, increased by the sum (on a consolidated basis and without duplication) of the following: (a) to the extent deducted as an expense in determining Consolidated Net Income, consolidated total depreciation and amortization expense related to assets and liabilities of the Company and the Subsidiaries, plus (b) minority interest expense, plus (c) any decrease in Working Capital for such fiscal year, plus (d) any decrease in assets classified as "other" on the consolidated balance sheet of the Company for such fiscal year, plus (e) the increase, if any, of the outstanding principal balance under the New Credit Agreement from the last day of the immediately preceding fiscal year to the last day of the then ended fiscal year, plus (f) any increases in long term Indebtedness, long term deferred taxes, and liabilities classified as "other" on the consolidated balance sheet of the Company for such fiscal year, plus (g) to the extent deducted as an expense in determining Consolidated Net Income, the non-cash portion of interest and dividend expense, plus (h) any Collateral Proceeds received by the Company and the Subsidiaries during such fiscal year not already included in determining Consolidated Net Income, plus (i) any cash proceeds received from the sale or other disposition of property, plant, equipment or the capital stock of a Subsidiary, plus (j) any cash proceeds received by the Company or the Subsidiaries from the issuance of capital stock; and decreased by the sum (on a consolidated basis and without duplication) of the following: (1) all cash dividends paid to the holders of Exchangeable Preferred during such fiscal year, plus (2) all capital expenditures made during such fiscal year, plus (3) any increase in Working Capital for such fiscal year, plus (4) any increase in assets classified as "other" on the consolidated balance sheet of the Company for such fiscal year, plus (5) the decrease, if any, of the outstanding principal balance under the New Credit Agreement from the last day of the immediately preceding fiscal year to the last day of the then ended fiscal year, plus (6) any decreases in long term Indebtedness, long term deferred taxes, and liabilities classified as "other" on the consolidated balance sheet of the Company for such fiscal year, plus

(7) all cash dividends paid to minority shareholders of Subsidiaries during such fiscal year, plus (8) all cash payments of principal on or redemptions of Indebtedness (including mandatory redemptions of Securities pursuant to Section
3.2 hereof) of the Company and the Subsidiaries in respect of Funded Indebtedness permitted under this Indenture (other than Indebtedness under the New Credit Agreement), plus (9) to the extent included in Consolidated Net Income, the non-cash portion of interest and dividend expense, plus (10) the aggregate amount of Collateral Proceeds received by the Company and the Subsidiaries not required to be applied to redeem Securities pursuant to Section
3.2 of this Indenture, plus (11) the outstanding principal balance under the New Credit Agreement, if any, as of the last day of such fiscal year, plus (12) all cash and cash equivalents held by any foreign Subsidiary as of the last day of such fiscal year, plus (13) the sum of $2,000,000.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exchange Offers" has the meaning set forth in the recitals hereto.

         "Exchange Property" has the meaning ascribed to such term in the Certificate of Designation.

         "Exchangeable Preferred" means up to 2.7 million shares of Exchangeable Preferred Stock of the Company with a liquidation value of $14.59 per share plus accrued and unpaid dividends, which is being issued pursuant to the Exchange Offers.

         "Fair Market Value" means, with respect to any asset or property, the price which could be negotiated in an arm's-length, free market transaction, for cash, between a willing seller and a willing buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair Market Value shall be determined by the Board of Directors acting in good faith and shall be evidenced by a Board Resolution delivered to the Trustee, unless, for all purposes other than the valuation of inventory returned to the Company in respect of the Zale Bankruptcy Claim, management of the Company or the relevant Subsidiary, as the case may be, in good faith determines that the Fair Market Value of the relevant asset or property is less than $750,000, in which case a determination of the Board of Directors shall not be required.

         "fiscal year" of the Company shall mean the fifty-two or fifty-three week period, as the case may be, ending on the last Sunday in February each year.

         "Foreign Subsidiary" means, as the context requires, any one or more of Anju Jewelry Limited, Anju Jewelry (N.A.) Limited and Essex International Company Limited.

         "Form 10-K" has the meaning set forth in Section 12.4.

         "Funded Indebtedness" means any Indebtedness which is due and payable in more than one year from the date of determination or which may be extended beyond such one-year period without the consent of the party which is lending the funds.

         "GAAP" means the United States generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, which were used by the Company in the preparation of its audited financial statements as of and for the period ended February 23, 1997, included in the Form 10-K.

         "Guarantee" means the guarantee of the Guarantors set forth in the Security and in Article 10 hereof.

         "Guarantors" means any of the Borrowing Subsidiaries until a successor replaces it and, thereafter, means the successor; and 'Guarantors' means all of the Borrowing Subsidiaries until a successor replaces any of them and thereafter shall include such successor instead of the person replaced by such successor.

         "Hazardous Materials" means (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substance," "hazardous wastes," "hazardous materials," "extremely hazardous substances," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority.

         "Holder" or "Securityholder" means the person in whose name a Security is registered on the Registrar's books.

         "Inactive Subsidiaries" means (i) Gleamrich Jewelry (N.A.) Limited, a Hong Kong company, (ii) TOCO Sunjay International Private Limited, an India corporation, (iii) Dara Gold Creations, a Hong Kong company (iv) GM Jewelry Factory, a Hong Kong company (v) Essex Jewelry Manufacturing Company Limited, a Thailand company and (vi) Gleanuich Jewelry Limited, a Hong Kong company.

         "Indebtedness" of any person means, without duplication,

                  (i) all obligations, unconditional or contingent, of such person for money borrowed (whether or not recourse is to the whole of the assets of such person or 'a portion thereof or evidenced by notes, debentures, bonds or other similar instruments for the payment of which such person is responsible or liable);

                  (ii) all Capital Lease Obligations of such person;

                  (iii) all obligations of such person issued or assumed as the deferred purchase price of property or services, all conditional sale obligations of such person and all obligations of such person under any title retention agreement (but excluding trade accounts payable and obligations in respect of consignments of goods arising in the ordinary course of business);

                  (iv) all obligations of such person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in clauses (i) through (iii) above) entered into in the ordinary course of business of such person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the third Business Day following receipt by such person of a demand for reimbursement following payment on the letter of credit);

                  (v) all obligations of the type referred to in clauses (i) through (iv) above of other persons and all dividends of other persons for the payment of which, in either case, such person is responsible or liable as obligor, guarantor or otherwise; and

                  (vi) all obligations of the type referred to in clauses (i) through (v) above of other persons secured by any Lien on any property or asset of such person (whether or not such obligation is assumed by such person), the amount of such obligations being deemed to be the lesser of the value of such property or asset or the amount of the obligations so secured.

         "Indenture" means this Indenture as amended or supplemented from time to time in accordance with the terms hereof.

         "Intercreditor Agreement" means the Collateral Agency and Intercreditor Agreement, dated as of May 14, 1993, as amended from time to time, among the Company, the Guarantors, the Collateral Agent, the representative of the Securityholders (which initially shall be the Trustee), the New Bank Lenders, the New Gold Lenders, the representative of the holders of the Old Notes and the representative of the holders of the Senior Subordinated Notes (which initially shall be the trustee in respect of the Senior Subordinated Notes) and the other parties signatory thereto.

         "Interest Payment Date" means the stated maturity of an installment of interest on the Securities as set forth in Exhibit A hereto.

         "Interest Rate Protection Agreement" means any interest rate swap agreement, interest rate cap agreement or other financial agreement or arrangement designed to protect the Company or any Subsidiary against fluctuations in interest rates.

         "Investments" has the meaning set forth in Section 4.9.

         "issue" means issue, assume, guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness or Disqualified Stock of a person existing at the time such person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be issued by such Subsidiary at the time it becomes a Subsidiary.

         "Legal Holiday" has the meaning set forth in Section 13.6.

         "Lien" means any interest in property securing an obligation owed to, or a claim by, a person other than the owner of the property, whether such interest is based on the common law, statute or contract, and- including but not limited to any lien, security interest, mortgage, encumbrance, pledge, charge, claim, hypothecation, assignment for security, deposit arrangement, conditional sale or trust receipt, a lease, consignment or bailment for security purposes or other security agreement of any kind or nature whatsoever. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, lease and other title exceptions and encumbrances (including, with respect to stock, stockholder agreements, voting trust agreements, buy-back agreements and all similar arrangements) affecting property. For purposes of this Indenture, a person shall be deemed to own subject to a Lien any property or asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset.

         "Liquidation Proceeds" has the meaning set forth in Section 3.2(b).

         "Material Adverse Effect" shall mean a material adverse effect on the condition (financial or otherwise), assets, business, results of operations or prospects of the Company and the Subsidiaries taken as a whole.

         "Minimum Liquidation Proceeds" has the meaning set forth in Section 3.2(b).

         "Minimum Net Worth" means, as of any date, an amount equal to negative $15,000,000.

         "Mortgage" means each of the mortgage instruments required to be delivered by the Company and the Subsidiaries under the Security Documents and securing the Securities with respect to any Real Property.

         "Net Cash Proceeds" from an Asset Disposition means proceeds from such Asset Disposition (net of all legal, title and recording tax expenses, commissions and other fees and expenses incurred and all taxes and other charges required to be accrued as a liability under GAAP, as a consequence of such Asset Disposition) which, to the extent provided in the Intercreditor Agreement, are to be applied to repurchase Securities in accordance with Section 4.11 hereof.

         "New Bank Lenders" means Foothill Capital Corporation, a California corporation, until a successor replaces it and thereafter, means such successor.

         "New Credit Agreement" means the Loan Agreement, dated as of July 3, 1996, among the Company, the Borrowing Subsidiaries and the New Bank Lenders, as amended by Amendment Number One to Loan Agreement, dated as of October 31, 1996, Amendment Number Two to Loan Agreement, dated as of May 30, 1997, and Amendment Number Three to Loan Agreement, dated as of September 15, 1997.

         "New Gold Agreements" means, the Second Amended and Restated Consignment Agreement by and between the New Gold Lenders, on the one hand, and the Company and the Borrowing Subsidiaries on the other hand, dated as of July 3, 1996.

         "New Gold Lenders" means Fleet Precious Metals, Inc. until a successor replaces it and thereafter means such successor.

         "New Real Property" has the meaning set forth in Section 4.31.

         "Non-cash Collateral Proceeds" has the meaning set forth in Section 3.2(b).

         "Obligations" has the meaning set forth in Section 10.1.

         "Officer" means the Chairman of the Board, the President, any Vice President, Chief Financial officer, the Treasurer, Assistant Treasurer, the Clerk or Secretary, as the case may be, or the Assistant Clerk or Assistant Secretary, as the case may be, of the Company or a Subsidiary.

         "Officer's Certificate" means a certificate signed by two Officers and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion in form and substance reasonably acceptable to the Trustee from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

         "Outstanding Amount" has the meaning set forth in Section 4.7.

         "Paying Agent" has the meaning set forth in Section 2.4.

         "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to the functions thereof.

         "Pension Plans" means all "employee pension benefit plans" (as defined in Section 3(2) of ERISA) and all "employee welfare benefit plans" (as defined in Section 3(l) of ERISA) of the Company and the Subsidiaries.

         "Permitted Investments" means (i) U.S. Government Obligations with a maturity of one year or less; (ii) certificates of deposit or acceptances with a maturity of one year or less of any financial institution that is a member of the United States Federal Reserve System having combined capital and surplus undivided profits of not less than $500,000,000; (iii) commercial paper with a maturity of one year or less issued by a corporation (except the Company, any Subsidiary or any Affiliate of the Company or any Subsidiary), bank, trust company or national banking association organized under the laws of any state of the United States of America or the District of Columbia and rated at least A-1 by Standard & Poor's Corporation or at least P-1 by Moody's Investor Services, Inc. (or if neither such organization shall rate such commercial paper at any time, by any rationally recognized rating organization in the United States of America); and (iv) debt of any State or political subdivision that is rated A or better by Standard & Poor's Corporation or by Moodys Investor Services, Inc., and matures within one year.

         "Permitted Liens" means, with respect to any person, any Lien arising by reason of (i) any judgment, decree or order of any court, so long as such Lien is being contested in good faith and is adequately bonded, and any appropriate legal proceedings which may have been duly initiated for the review of such judgment, decree or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;
(ii) taxes not yet due and payable; (iii) security for payment of workers' compensation or other insurance; (iv) deposits to secure public or statutory obligations, or to secure permitted contracts for the purchase or sale of any currency entered into in the ordinary course of business; (v) Liens imposed by operation of law in favor of carriers, warehousemen, landlords, mechanics, materialmen, laborers, employees or suppliers, incurred in the ordinary course of business for sums which are not yet delinquent and which, in the aggregate, do not exceed $500,000; (vi) security for surety or appeal bonds which, in the aggregate, do not exceed $1,500,000; and (vii) easements, rights-of-way, zoning and similar covenants and restrictions and other similar encumbrances or minor title defects which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Company or any Subsidiary.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

         "Pledged Collateral" has the meaning set forth in Section 4.7.

         "Preferred Stock", as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

         "principal" of a Security means the principal of the Security plus the premium, if any, payable on the Security which is due or overdue or is to become due at the relevant time.

         "Public Documents" means, collectively, (i) the Company's Annual Report on Form 10-K for its fiscal year ended February 23, 1997 filed with the SEC,
(ii) the Company's quarterly reports on Form 10-Q as filed with the SEC for all fiscal quarters of the Company ended subsequently to February 23, 1997 and (iii) all other documents and reports filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act since January 1, 1997, in each case as amended, supplemented or otherwise updated by subsequent filings or releases through the date of issuance of the Securities hereunder.

         "Real Property" means all parcels of real property at any time owned or leased (as lessee or sublessee) by the Company and the Subsidiaries.

         "Record Date" means the record date set forth on the face of the securities as set forth in Exhibit A hereto.

         "Redeemable Stock" means any Capital Stock that by its terms or otherwise is required to be redeemed on or prior to the first anniversary of the Stated Maturity of the Securities.

         "Reference Period" means, with respect to any computation of the Consolidated Fixed Charge Ratio, the most recent four fiscal quarters ending at least 45 days prior to the date of determination of the Consolidated Fixed Charge Ratio.

         "Refinancing Agreement" means any credit agreement or other agreement pursuant to which the Company or any Subsidiary replaces, renews, refinances or extends borrowings under either of the Revised Debt Agreements, any other revolving credit arrangement or another Refinancing Agreement; provided that the Securities are pari passu or senior in right of payment to such agreements or arrangements.

         "Registrar" has the meaning set forth in Section 2.4.

         "Regulations" has the meaning set forth in Section 12.3.

         "Reportable Event" means any of the events described in Section 4043(b) of ERISA or the regulations thereunder, a withdrawal from a plan described in
Section 4063 of ERISA or a cessation operations described in Section 4062(e) of ERISA.

         "Restricted Investments" has the meaning set forth in Section 4.9.

         "Restricted Payment" has the meaning set forth in Section 4.10.

         "Revised Debt Agreements" means, collectively, the New Credit Agreement and the New Gold Agreements.

         "Sale/Leaseback Transaction" means an arrangement relating to property now owned or hereafter acquired by the Company or a Subsidiary whereby the Company or a Subsidiary sells or transfers such property to a person and leases it back from such person.

         "SEC" means the Securities and Exchange Commission.

         "Securities" means any of the Company's 15% Senior Secured Notes due February 15, 1998 that are issued under this Indenture, as amended or supplemented from time to time.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Security Documents" has the meaning ascribed to such term in the Intercreditor Agreement.

         "Senior Subordinated Notes" means the 13% Senior Subordinated Notes Due May 31, 1998 of the Company.

         "Significant Subsidiary" of any person means any Subsidiary or group of Subsidiaries which would, individually or in the aggregate, be a "Significant Subsidiary" as defined in Rule 1.2 of Regulation S-X under the Securities Act. For all purposes of this Indenture, each Guarantor shall be deemed a Significant Subsidiary.

         "Solomon Brothers" means Solomon Brothers, Limited, a Bahamas corporation.

         "Solomon Brothers Investment" means the Company's investment in the Capital Stock of Solomon Brothers.

         "Special Mandatory Redemption Date" has the meaning set forth in
Section 4.5.

         "Special Mandatory Redemption Offer" or "Special Offer" has the meaning set forth in Section 4.5.

         "Special Offer Date" has the meaning set forth in Section 4.5.

         "Stated Maturity" means, with respect to any indebtedness or security, the date specified in such security as the fixed date on which the final amount of principal of such security is due and payable, including pursuant to any mandatory redemption provision.

         "Subagent" has the meaning ascribed to such term in the Intercreditor Agreement.

         "Subordinated Obligation" means any Indebtedness of the Company (whether outstanding on the date of this Indenture or thereafter incurred) which is subordinate or junior in right of payment to the Securities.

         "subsidiary" means, as to any particular parent corporation, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such parent corporation. "Subsidiary" means any subsidiary of (i) the Company, (ii) the Company and one or more of its subsidiaries or (iii) one or more of the Company's subsidiaries.

         "Thailand Stock Exchange Agreement" means an agreement between the Thailand Stock Exchange and Essex which requires certain dividends to be paid by Essex.

         "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as amended by the Trust Indenture Reform Act of 1990 and in effect on the date of this Indenture.

         "Trust Agreement" has the meaning set forth in Section 4.9.

         "Trustee" means State Street Bank and Trust Company, a Massachusetts banking corporation, as trustee under this Indenture, until a successor replaces it in accordance with the terms hereof and, thereafter, means such successor.

         "Trust Officer" means any officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

         "Unfunded Pension Liability" means with respect to a Pension Plan that is subject to Title IV of ERISA, the excess, if any, of the present value of all vested and nonvested accrued benefits under such Pension Plan over the market value of such Pension Plan's assets as determined using the actuarial assumptions set forth in the most recent actuarial report for such Pension Plan, which assumptions must be reasonable.

         "Uniform Commercial Code" means the New York Uniform Commercial Code as in effect from time to time.

         "United States" means the United States of America (including the states thereof and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

         "U.S. Government obligations" means direct obligations (or certificates representing an ownership interest in such obligation) or obligations fully guaranteed or insured by the United States of America (including any agency or instrumentality thereof), in each case, for the payment of which the full faith and credit of the United States is pledged and which are not callable at the issuer's option.

         "Voting Stock" with respect to any person means all classes of Capital Stock of such person then outstanding and normally entitled to vote in elections of directors of such person. Any reference to a percentage of Voting Stock shall refer to the percentage of votes eligible to be cast for the election of directors which are attributable to the applicable shares of Voting Stock.

         "Working Capital" means, as of the date of any determination thereof, the excess of (i) all assets of the Company and the Subsidiaries which are classified as current assets in accordance with GAAP, other than cash and cash equivalents, after eliminating all intercompany items, over (ii) all liabilities of the Company and the Subsidiaries maturing on demand or within one year from the date as of which such liabilities are determined and such other liabilities (including taxes accrued or estimated, other than deferred taxes) as may properly be classified as current liabilities in accordance with GAAP (but not including any current liability associated with the New Credit Agreement), after eliminating intercompany items.

         "Zale Bankruptcy Claim" means the claim of the Company filed in the chapter 11 bankruptcy proceedings for the Zale Companies in the initial aggregate amount of approximately $40,000,000 representing the outstanding balance of the trade accounts receivable, the wholesale value to the Company of certain consignment inventory and certain other claims as of the date of the filing of the Zale Companies' bankruptcy petition. The Zale Bankruptcy Claim includes without limitation any claims of the Company or any Borrowing Subsidiary with respect to consigned inventory, including without limitation any claims to ownership thereof, or of a security interest or lien therein.

         "Zale Companies" means Zale Corporation, a Delaware corporation, together with its subsidiaries and Affiliates.

         Section 1.2. Rules of Construction. Unless the context otherwise requires:

                  (1) a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (3) "or" is not exclusive;

                  (4) "including" means including, without limitation;

                  (5) words of the masculine gender shall mean and include correlative words of the feminine and neuter genders and words in the singular include the plural and words in the plural include the singular;

                  (6) unsecured debt shall not be deemed to be subordinate or junior to secured debt merely by virtue of its nature as unsecured debt;

                  (7) the principal amount of any noninterest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with GAAP and accretion of principal on such security shall be deemed to be the issuance of Indebtedness; and

                  (8) the principal amount of any Disqualified Stock that constitutes Redeemable Stock shall be the greater of (i) the maximum liquidation value of such Redeemable Stock or (ii) the maximum mandatory redemption or mandatory repurchase price with respect to such Redeemable Stock; and with respect to any Disqualified Stock that does not constitute Redeemable Stock, the principal amount thereof shall be the greater of (a) the maximum liquidation value thereof or (b) the maximum value of any debt or the principal amount of any Redeemable Stock into which such Disqualified Stock may be exchanged or converted.


                            ARTICLE 2. THE SECURITIES

         Section 2.1. Form and Dating. The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A, which is hereby incorporated in and expressly made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, usage or agreements to which the Company is subject, if any, which are not inconsistent herewith. Each of the Securities shall be dated the date of its authentication.

         Section 2.2. Denominations. The Securities shall be issuable only in registered form without Coupons and only in denominations of $1,000 and any integral multiple thereof.

         Section 2.3. Execution and Authentication. Two Officers shall sign the Securities for the Company, and two officers of each Guarantor shall execute such Guarantor's Guarantee, in each case, by manual or facsimile signature. The Company's seal shall be impressed, affixed, imprinted or reproduced on the Securities and may be in facsimile form.

         If an officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

         A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be the conclusive evidence that the Security has been authenticated under this Indenture.

         The Trustee shall authenticate and deliver Securities for original issue in an aggregate principal amount of up to $13,254,000 upon a written order of the Company signed by two Officers. Such order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated. The aggregate principal amount of Securities outstanding at any time may not exceed that amount, except as provided in
Section 2.8.

         The Trustee may in its discretion appoint an authenticating agent reasonably acceptable to the Company to authenticate the Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Registrar, Paying Agent or agent for service of notices and demands.

         Section 2.4. Registrar and Paying Agent. The Trustee shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Trustee may appoint one or more co-Registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

         The Trustee shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-Registrar not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such agent. The Trustee shall notify the Company of the name and address of any such agent. If the Trustee fails to maintain a Registrar or Paying Agent, the Trustee shall act as such. None of the Company, the Subsidiaries or any Affiliates of the Company or the Subsidiaries may act as Paying Agent, Registrar or co-Registrar. The Trustee shall initially serve as Registrar and Paying Agent in connection with the Securities.

         The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent (i) will hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal or interest on the Securities, and (ii) will notify the Trustee of any Default by the Company in making any such payment. While any such notify fault continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent shall have no further liability for such money.

         Section 2.5. Paying Agent To Hold Money in Trust. Prior to each due date of the principal and interest on any Security, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal and interest when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities and that the Paying Agent shall notify the Trustee of any default by the Company in making any such payment. The Company at any time may require a paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent. Upon complying with this Section, the Paying Agent shall have no further liability for the money delivered to the Trustee.

         Section 2.6. Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee, in writing at least five Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of, and aggregate principal amount held by, the Securityholders.

         Section 2.7. Transfer and Exchange. The Securities shall be issued in registered form and shall be transferable only upon the surrender of a Security for registration of transfer in accordance with this Section 2.7. When a Security is presented to the Registrar or a co-Registrar with a request to register a transfer, the Registrar shall register the transfer as requested if its requirements for such transfer are met. When Securities are presented to the Registrar or a co-Registrar with a request to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall make the exchange as requested if its requirements for such exchange are met. To permit registration of transfers and exchanges, the Company shall execute, the Trustee shall authenticate and each Guarantor shall endorse its Guarantee on the Securities at the Registrar's or co-Registrar's request. Any exchange or transfer shall be without any charge, except that the Company or any Guarantor may require payment of a sum sufficient to pay all taxes, assessments other governmental charges in connection with any transfer or exchange pursuant to this Section. The Registrar may require a Securityholder, among other things, to furnish appropriate endorsements and transfer documents. The Company shall not be required to, and the Registrar need not (i) register the transfer or exchange of any Securities for a period of 15 days before the date of the mailing of a notice of redemption of Securities selected for redemption or (ii) transfer or exchange any Securities so selected for redemption in whole or in part.

         Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Guarantors, the Paying Agent, the Registrar or any co-Registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the

Guarantors, the Trustee, the Paying Agent, the Registrar or any co-Registrar shall be affected by notice to the contrary.

         All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture will evidence the same debt and will be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

         Section 2.8. Replacement Securities. If a mutilated Security is surrendered to the Registrar or if a Securityholder claims that the Security has been destroyed, lost or stolen, the Company shall issue, each Guarantor shall endorse its Guarantee thereon and the Trustee shall authenticate a replacement Security if the Holder provides an indemnity bond or other security, sufficient in the judgment of the Trustee, to protect the Company, the Trustee or any of their agents from any loss which the Company, the Trustee or any of their agents may suffer if a Security is replaced and the Holder satisfies any other reasonable requirements of the Trustee.

         Upon the issuance of any new Security under this Section 2.8, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and any such new Security, shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of like tenor, if any, duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         Every replacement Security is an additional obligation of the Company and each Guarantor and shall be subject to all applicable terms and conditions of this Indenture and shall be entitled to an benefits thereof.

         Section 2.9. Outstanding Securities. The Securities considered to be outstanding at any time are all of the Securities authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation and those described in this Section as not outstanding. Subject to Section 2.10, a Security does not cease to be outstanding because the Company, a Subsidiary or an Affiliate of the Company holds the Security.

         If a Security is replaced pursuant to Section 2.8, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a bona fide purchaser.

         If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date money sufficient to pay all principal and interest payable on that date with respect to the Securities to be redeemed or maturing, as the case may be, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

         Section 2.10. When Treasury Securities Disregarded. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, amendment, waiver or consent, Securities owned by the Company, any Guarantor, any Subsidiary or any of their respective Affiliates shall be disregarded, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. The Company and the Guarantors shall promptly inform the Trustee, by an Officers' Certificate, of any Security known by the Company or any Guarantor to be owned by the Company, any Guarantor, any Subsidiary, or any of their respective Affiliates.

         Section 2.11. Temporary Securities. Until definitive Securities are ready for delivery, the Company may issue, each Guarantor may endorse, and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall issue, each Guarantor shall endorse, and the Trustee shall authenticate definitive Securities and deliver them in exchange for temporary Securities.

         Section 2.12. Cancellation. The Company and the Guarantors at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee for cancellation any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel and destroy (subject to the record retention requirements of the Exchange Act) all Securities surrendered for registration of transfer, exchange, payment or cancellation and deliver a certificate of such destruction to the Company unless the Company directs the Trustee to deliver cancelled Securities to the Company. The Company may not issue new Securities to replace Securities it has redeemed, paid or delivered to the Trustee for cancellation.

         Section 2.13. Defaulted Interest. If the Company defaults in a payment of interest on the Securities, the Company shall pay interest at a rate equal to the Defaulted Interest Rate (plus, to the extent permitted by law, interest on such defaulted interest at the Defaulted Interest Rate) in any lawful manner. The Company may pay the defaulted interest to the persons who are Securityholders on a subsequent special record date, which date shall be at least five Business Days prior to the payment date. The Company shall fix or cause to be fixed any such special record date and payment date, and, at least 15 days before any such special record date, the Company shall mail to each Securityholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

         Section 2.14. Home Office Payment Agreements. Notwithstanding any provisions of this Indenture or of the Securities to the contrary, payments of interest on, and all or any portion of the principal of any Security, in each case in an amount in excess of $250,000, shall be made by the Trustee or Paying Agent, as the case may be, directly to the Holder of such Security by federal funds wire transfer if the Company has filed with the Trustee or Paying Agent, as the case may be, a copy of an agreement between the Company and such Holder (or the person for whom such Holder is nominee) (a) providing that (i) such payment will be so made and (ii) such Holder (or the person such Holder is a nominee) will, before selling, transferring or otherwise disposing of any such Security, make a notation thereon, or submit the same to the Trustee or Paying Agent for notation thereon, of the date to which interest has been paid thereon and the amount of all redemptions previously made thereon, or surrender the same to the Trustee or Paying Agent, as the case may be, in exchange for a Security or Securities of the same series aggregating the same principal amount as the unredeemed principal amount of the Securities surrendered and (b) designating the bank account to which such payments shall be so made. The Company will indemnify and hold the Trustee or Paying Agent, as the case may be, harmless against any liability, loss or expense (including attorneys' fees) resulting from any act or omission to act on the part of the Company or any such Holder in connection with any such agreement or which the Trustee or paying Agent, as the case may be, may incur as a result of making any payment in accordance with any such agreement.


                              ARTICLE 3. REDEMPTION

         Section 3.1. Conditional Redemption. In the event that from time to time the Company receives cash proceeds from the sale of any Collateral described in Exhibit B hereto, such cash proceeds shall be applied by the Company to redeem the Securities within 30 days after receipt of such proceeds by or for the account of the Company, subject to the applicable conditions of the New Credit Agreement (specifically Amendment Number Three thereto).

         Section 3.2. Mandatory Redemption.

                  (a) On each Collateral Redemption Date, the Company shall redeem an aggregate principal amount of Securities equal to the aggregate amount of Collateral Proceeds received by the Company during the applicable Collateral Proceeds Calculation Period at a redemption price equal to 100% of the principal amount of such Securities plus accrued and unpaid interest to and including the applicable Collateral Redemption Date; provided, however, that no redemption shall be made on a Collateral Redemption Date, if the aggregate amount of Collateral Proceeds received by the Company during the applicable Collateral Proceeds Calculation Period is less than $3,000, in which event such Collateral Proceeds shall be held by the Company pursuant to the next sentence and shall be used to make a redemption pursuant to this Section 3.2(a) on the next Collateral Redemption Date at which the aggregate amount of Collateral Proceeds received by the Company during the applicable Collateral Proceeds Calculation Period equals at least $3,000. Pending application pursuant to this Section 3.2(a), any Collateral

Proceeds received by the Company shall be invested in Permitted Investments and held by the Company in trust for the Securityholders in a segregated and restricted account. At least fifteen days prior to each Collateral Redemption Date, the Company shall deliver to the Trustee an Officers' Certificate detailing the calculation of the Collateral Proceeds received by the Company during the applicable Collateral Proceeds Calculation Period.

                  (b) If the Company receives any non-cash proceeds (including any current income or disposition proceeds) from or relating to the Solomon Brothers Investment, the sale of the Capital Stock or the assets of any Foreign Subsidiary or the Zale Bankruptcy Claim (including inventory returned to the Company in respect of the Zale Bankruptcy Claim which has a Fair Market Value in excess of $3,000 at the time of such return) (collectively, "Non-cash Collateral Proceeds"), it will use its commercially reasonable best efforts to liquidate such Non-cash Collateral Proceeds within six months after the receipt thereof, except that the Company will use its commercially reasonable best efforts to liquidate any inventory returned to the Company in respect of the Zale Bankruptcy Claim which has a Fair Market Value in excess of $3,000 within nine
(9) months of such return. The Company shall, as soon as practicable (but in no event later than five days) after receipt of cash proceeds from the liquidation of Non-cash Collateral Proceeds (the "Liquidation Proceeds"), redeem an aggregate principal amount of Securities equal to the aggregate amount of such Liquidation Proceeds (plus any interest earned on such Liquidation Proceeds as a result of being invested prior to being used to make a redemption pursuant to this Section 3.2(b)) at a redemption price equal to 100% of the principal amount of such Securities plus accrued and unpaid interest to and including the applicable redemption date; provided, however, that if the aggregate amount of such Liquidation Proceeds is less than $3,000 ("Minimum Liquidation Proceeds"), no redemption shall be made at such time and such Minimum Liquidation Proceeds shall be held by the Company pursuant to the next sentence and shall be treated for all purposes of this Indenture as Collateral Proceeds and shall be used to make redemptions pursuant to Section 3.2 (a). Any Liquidation Proceeds (including, without limitation, Minimum Liquidation Proceeds) which are received by the Company but, at the time of receipt, are not yet required to be used to make a redemption pursuant to this Section 3.2 (b), shall be invested in Permitted Investments and held by the Company in trust for the Securityholders in a segregated and restricted account. Any inventory returned to the Company in respect of the Zale Bankruptcy which has a Fair Market Value in excess of $3,000 at the time of such return shall be segregated from the Company's other inventory and held by the Company in trust for the security until such inventory has been liquidated. At least three Business Days prior to any redemption pursuant to this Section 3.2(b), the Company shall deliver to the Trustee an Officer's Certificate detailing the calculation of the amount of Liquidation Proceeds (plus any interest earned thereon) to be used to make such redemption.

                  (c) On each Annual Redemption Date thereafter, the Company shall redeem an aggregate principal amount of Securities equal to the sum of (i) the lesser of (A) the Excess Cash Flow for then most recently ended fiscal year of the Company and (B) the amount by which the aggregate principal amount of Securities outstanding on the applicable redemption date before giving effect to the redemption pursuant to this Section 3.2(c) exceeds $3,000,000, and (ii) to the extent the Excess Cash Flow for the then most recently ended fiscal year of the Company exceeds the amount required to be applied pursuant to the preceding clause (i), 50% of such excess. Redemptions pursuant to this Section 3.2(c) shall be made at a redemption price equal to 100% the principal amount of the Securities to be redeemed plus accrued and unpaid interest to and eluding the applicable redemption date. At least fifteen days prior to each Annual Redemption Date, the Company shall deliver to the Trustee an Officer's Certificate detailing the calculation of the Excess Cash Flow for the then most recently ended fiscal year of the Company and the amount be redeemed on such Annual Redemption Date.

                  (d) Any redemption made pursuant to this Section 3.2, shall be made pursuant to the provisions of this Article 3.

         Section 3.3. Notices to Trustee. If the Company redeems Securities pursuant to Section 3.2 above, it shall notify the Trustee in writing of the redemption date and the principal amount of Securities to be redeemed.

         Unless the Trustee consents to a shorter period, the Company shall give each notice to the Trustee provided for in this Section 3.3 (i) at least 20 days before the applicable redemption date in the case of Securities to be redeemed pursuant to Section 3.2(a), (ii) at least three Business Days before the applicable redemption date in the case of Securities to be redeemed pursuant to
Section 3.2(b), or (iii) at least 15 days before the applicable redemption date in the case of Securities to be redeemed pursuant to Section 3.2(c). Such notice shall be accompanied by an Officers' Certificate to the effect that such redemption will comply with the conditions herein. If fewer than all the Securities are to be redeemed, the record date relating to such redemption shall be selected by the Company and given to the Trustee, which record date shall be not less than 10 days after the date of notice to the Trustee in the case of redemptions pursuant to Section 3.2(a), and two days after the date of notice to the Trustee in the case of redemptions pursuant to Sections 3.2(b) or (c).

         Section 3.4. Selection of Securities To Be Redeemed. If fewer than all the Securities are redeemed, the Trustee shall select the Securities or portions thereof to be redeemed pro rata or as nearly pro rata as practicable in the sole discretion of the Trustee based on the principal amount of the then outstanding Securities. Securities and portions of them the Trustee selects be in amounts of $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

         Section 3.5. Notice of Redemption. At least 10 days but not more than 45 days before a date for redemption of Securities pursuant to Sections 3.2(a) or (c), the Company shall mail a notice of redemption by first-class mail to each Securityholder to be so redeemed. At least three days but not more than 30 days before a date for redemption of Securities pursuant to Section

3.2(b), the Company shall mail a notice of redemption by first-class mail to each Holder of Securities to be so redeemed.

         The notice shall identify the Securities to be redeemed and shall state:

                  (1) the redemption date;

                  (2) the redemption price;

                  (3) the name and address of the Paying Agent,

                  (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                  (5) if fewer than all the outstanding Securities are to be redeemed, the identification and principal amounts of the particular Securities to be redeemed, and that after the applicable redemption date, upon surrender of such Security, a new Security or Securities in Principal amount equal to the unredeemed portion will be issued;

                  (6) that, unless the Company defaults in making such redemption payment, interest on Securities (or any portion thereof) called for redemption ceases to accrue after the redemption date;

                  (7) the Section of this Indenture pursuant to which the Securities called for redemption are being redeemed; and

                  (8) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed, and that after the applicable redemption date, upon surrender Security or Securities in principal amount equal to the unredeemed of such Security, a new portion will be issued.

         At the Company's request upon reasonable notice, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. In such event, the Company shall provide the Trustee with the information required by this Section.

         Section 3.6. Effect of Notice of Redemption. Once notice of redemption is mailed, Securities mailed for redemption become due and payable on the redemption date and at the redemption price stated in the notice. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price stated in the notice, plus accrued and unpaid interest to and including the applicable redemption date. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

         Section 3.7. Deposit of Redemption Price. Prior to the redemption date, the Company shall deposit with the Paying Agent money sufficient to pay the redemption price of and accrued and unpaid interest on all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which have been delivered by the Company to the Trustee for cancellation.

         Section 3.8. Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Company and each Guarantor shall execute and the Trustee shall authenticate for the Holder (at the Company's expense) a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

                              ARTICLE 4. COVENANTS

         Section 4.1. Payment of Securities. The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities and in this Indenture. The Company shall deposit with the Trustee or Paying Agent immediately available funds sufficient to pay the interest of and principal on the Securities by no later than 3:00 p.m. New York time on the Business Day before any such payment date. Principal and interest shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds in accordance with this Indenture money sufficient to pay all principal and interest then due.

         The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law to the extent allowed by the bankruptcy court presiding over the case) on overdue principal and, to the full extent permitted by law, overdue interest at a rate equal to the Defaulted Interest Rate.

         Section 4.2. SEC Reports; Financial Statements.

                  (a) The Company shall file with the Trustee and provide Securityholders, within 15 days after it files them with the SEC, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to
Section 13 or 15(d) of the Exchange Act.

                  (b) If the Company is not required to file with the SEC such reports and other information referred to in Section 4.2(a), the Company shall file with the Trustee (i) within 105 days after the end of each fiscal year of the Company, annual reports containing the information required to be contained in Items 1, 2, 3, 5, 6, 7, 8 and 9 of Form 10-K promulgated under the Exchange Act, or substantially the same information required to be contained in comparable items of any successor form, (ii) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, quarterly reports containing the information required to be contained in Form 10-Q promulgated under the Exchange Act, or substantially the same information required to be contained in any successor form and (iii) promptly from the time after the occurrence of an event required to be therein reported, such other reports containing information required to be contained in Form 8-K promulgated under the Exchange Act, or substantially the same information required to be contained in any successor form. The Company shall also make such reports available to Holders of the Securities and to prospective purchasers of the Securities, securities analysts and broker-dealers upon their request. The Trustee shall not be liable for determining whether reports delivered under this Section 4.2 include all responses in accordance with applicable rules and regulations of the SEC or for examining any such report to determine whether the Company is in violation of any of the covenants and limitations set forth in this Indenture.

         Section 4.3. Ranking. (i) The Indebtedness represented by the Securities issued under this Indenture shall at all times be senior to or pari passu in right of payment to all other Indebtedness of the Company, and all other Indebtedness of each Guarantor, permitted hereunder; provided, however, that the Indebtedness represented by the Securities shall at all times be pari passu in right of payment to Indebtedness represented by the Revised Debt Agreements and (ii) the Indebtedness represented by the Securities shall at all times be senior in right of payment to: (a) Indebtedness evidenced by the Senior Subordinated Notes (including the additional Senior Subordinated Notes issued, after the date on which the Securities are originally issued, in lieu of the payment of cash interest on the Senior Subordinated Notes); (b) Indebtedness of the Company owed to or held by a Subsidiary; (c) the Exchangeable Preferred together with accrued but unpaid dividends thereon; (d) Indebtedness or Disqualified Stock of any Subsidiary issued to or held by the Company or any Subsidiary; (e) Indebtedness which pursuant to its terms is expressly subordinate to the Securities which Indebtedness shall be junior in right of payment to the Securities.

         Section 4.4. Compliance Certificates.

                  (a) The Company shall deliver to the Trustee and mail by first class mail to each Holder of Securities, within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company and within 105 days after the end of each fiscal year of the Company, an Officers' Certificate (i) stating that a review of the activities of the Company and the Subsidiaries during the preceding fiscal quarter or fiscal year, as the case may be, has been made under the supervision of the signing Officers, (ii) further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge, (A) the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture, (B) there is no Default or Event of Default (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company has taken, is taking or proposes to take with respect thereto), and (C) no event has occurred and remains in existence by reason of which payments on account of the principal of or interest on the Securities are prohibited (or if such event has occurred, a description of such event and what actions the Company is taking or proposes to take with respect thereto), and (iii) setting forth the Consolidated Net Worth as of the last day of such fiscal quarter or fiscal year, as the case may be, the Excess Cash Flow as of the last day of such fiscal year, the total amount of Restricted

Payments (other than dividends made by any Subsidiary to the Company or another Subsidiary) made since the date hereof, total amount of Restricted Investments outstanding on the last day of such fiscal quarter or fiscal year, as the case may be, the total amount of Liens upon the property or assets of the Company and the Subsidiaries (which Liens are of the type permitted under Section 4.7(b)(3)) outstanding on the last day of such fiscal quarter or fiscal year, as the case may be, the total amount of Indebtedness of the Company and the Subsidiaries outstanding on the last day of such fiscal quarter or fiscal year, as the case may be, the Consolidated Net Income for such fiscal quarter or fiscal year, as the case may be, and the Consolidated Fixed Charge Ratio as of the last day of such fiscal quarter or fiscal year, as the case may be.

                  (b) The Company shall deliver to the Trustee and mail by first class mail to each Holder of Securities prompt written notice, (i) in no event later than three Business Days after becoming aware of the occurrence thereof, of the existence of any Default or Event of Default, and (ii) within three Business Days after a request by the Trustee, of the aggregate amount of and the holders of Indebtedness and obligations outstanding under the Revised Debt Agreements. With respect to the written notice required by clause (i) above, such written notice shall be by an Officers' Certificate specifying such Default, Event of Default, default or event of default, and what action the Company is taking or proposes to take with respect thereto. One of the Officers signing such Officers' Certificates shall be the chief financial officer of the Company or, if the Company does not have a chief financial officer, the principal officer of the Company in charge of financial matters. The Company shall deliver to the Trustee prompt notice of the consummation of each Asset Disposition or group of related Asset Dispositions in excess of $1,000,000, which notice shall include a reasonable estimate of the proceeds and the Net Cash Proceeds of such Asset Disposition or group of related Asset Dispositions, and a statement with respect to the application of the proceeds arising from the Asset Disposition(s). In addition, the Company shall deliver to the Trustee, within forty-five (45) days following the end of each six month period during the term of this Indenture, an Officers' Certificate to the effect that all releases of Collateral from the liens of the Security Documents and the Indenture during such six month period were made in the ordinary course of business of the Company and its Subsidiaries and that all proceeds therefrom have been applied by the Company as provided in the Intercreditor Agreement or otherwise subjected to the terms of the Security Documents and this Indenture.

                  (c) The Company shall deliver to the Trustee and mail by first class mail to each Holder of Securities within 105 days after the end of each fiscal year of the Company, a certificate signed by the Company's independent certified public accountants stating (i) that their audit examination has included a review of the terms of this Indenture and the Securities as they relate to accounting matters and (ii) if such certification is then permitted under the principles of such firm of independent certified public accountants,
(A) whether, during the course of their audit examination, any Default or Event of Default has come to their attention and if such a Default or Event of Default has come to their attention, specifying the nature and period of existence thereof and (B) specifying the Consolidated Net Worth as of the last day of such fiscal year, the Excess Cash Flow as of the last day of such fiscal year, the total Demount of Restricted Payments made since the date hereof, the total amount of Restricted Investment outstanding on the last day of such fiscal year, the total amount of Indebtedness of the Company and the Subsidiaries outstanding on the last day of such fiscal year, the Consolidated Net Income for such fiscal year, and the Consolidated Fixed Charge Ratio as of the last day of such fiscal year.

         The Trustee shall not be required, pursuant to this Section 4.4 to make any independent investigation as to the matters set forth in paragraphs (A) and
(B) above and shall be entitled to assume that the Company is not aware of any Default or Event of Default until delivery by the Company to the Trustee of such Officers' Certificates described above.

         Section 4.5. Maintenance of Consolidated Net Worth; Special Mandatory Redemption Obligation.

                  (a) (1) In the event that the Company's Consolidated Net Worth declines below the Minimum Net Worth at the end of each of two consecutive fiscal quarters, the Company shall, on the date 45 days after the end of the last of such two fiscal quarters (a "Special Offer Date"), make an offer in accordance with this Section (a "Special Mandatory Redemption Offer" or "Special Offer") to the Securityholders to redeem an amount of Securities (the "Redemption Amount") equal to 7.5% of the principal balance of the Securities then outstanding at a redemption price which shall be equal to 100% of the principal amount thereof plus accrued and unpaid interest to and including the date of redemption (regardless of whether on such day the Consolidated Net Worth is above or below the Minimum Net Worth). The Company shall continue to make Special Offers semiannually thereafter (on the dates six and twelve months after the Special Offer Date in each year) until such time as all outstanding Securities have been redeemed; provided, however, that if the Company's Consolidated Net Worth is equal to or above the Minimum Net Worth as at the last day of any fiscal quarter subsequent to the end of such two fiscal quarters, the Company's obligation to make Special Mandatory Redemption Offers on dates after such quarter end shall terminate; and provided, further that if the Company's Consolidated Net Worth shall thereafter be less than the Minimum Net Worth as at the last day of each of two consecutive subsequent fiscal quarters, the Company's semiannual Special Mandatory Redemption Offers shall again commence on the date 45 days after the end of the last of such two fiscal quarters.

                       (2) At its option the Company may reduce its obligations to make a Special Mandatory Redemption Offer pursuant to this Section
         4.5 by an amount equal to 100% of the principal amount of Securities that the Company has delivered to the Trustee for cancellation through its purchase or exchange (for securities other than the Securities).

                       (3) On or before the date 15 days prior to a Special Offer Date, the Company shall deliver to the Trustee an Officers' Certificate stating:

                           (A) the redemption price;

                           (B) the date fixed for redemption which shall be the
                  Business Day next succeeding the sixtieth day following the date of the Special Offer (the "Special Mandatory Redemption Date");

                           (C) the maximum aggregate principal amount of
                  Securities that may be redeemed;

                           (D) whether it elects to reduce the principal amount
                  of Securities to be included in the next succeeding Special Mandatory Redemption Offer and, if it elects to make such a reduction, setting forth the amount of the reduction and the basis provided above for such reduction (including identification of any previously cancelled Securities not theretofore made the basis for the reduction of a Special Mandatory Redemption Offer), together with any Securities required to be delivered to the Trustee for cancellation as provided above, which are to be made the basis for such reduction of such Special Mandatory Redemption Offer; and

                           (E) whether it requests the Trustee to give notice to
                  each Securityholder as required under Section 4.5(b)(4).

                  (4) The Company shall make a Special Mandatory Redemption Offer by mailing no later than the Special Offer Date notice by first-class mail to each Securityholder.

                  The notice, which shall govern the terms of the Special Offer, shall state:

                           (A) the redemption price;

                           (B) the Special Mandatory Redemption Date;

                           (C) the maximum aggregate Principal amount of
                  Securities that may be redeemed;

                           (D) the name and address of the Paying Agent;

                           (E) that any Security not tendered or not accepted
                  for payment continue to accrue interest;

                           (F) that Securities called for Special Mandatory
                  Redemption must be surrendered to the Paying Agent to collect the redemption price;

                           (G) that any Security accepted for payment pursuant
                  to the Special Offer shall cease to accrue interest after the Special Mandatory Redemption Date;

                           (H) the method by which the Securityholder may elect
                  to accept a Special Offer to redeem and that any Securityholder electing to have a Security redeemed pursuant to the Special Offer will be required to surrender the Security duly endorsed in blank to the Paying Agent at the address specified on the notice at least five days before the Special Mandatory Redemption Date, together with a copy of such Securityholder's election to accept the Company's offer to redeem such Security;

                           (I) that Securityholders will be entitled to withdraw
                  their election if the Paying Agent receives, not later than three days prior to the Special Mandatory Redemption Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Securityholder, the principal amount of any Securities the Securityholder delivered for redemption and statement that such Securityholder is withdrawing his election to have such Securities redeemed; and

                           (J) that Securityholders whose Securities were
                  accepted for payment only in part will be issued new Securities equal 'in principal amount to the unredeemed portion of the Securities surrendered.

                  At the Company's request, the Trustee shall give notice of a Special Offer in the Company's name and at its expense.

                  A Securityholder receiving a Special Offer may elect to have redeemed any or all Securities held by such Securityholder by providing written notice thereof to the Trustee so as to be received by the Trustee on or before the date 15 days preceding the Special Mandatory Redemption Date.

                  In the event that Securities in an aggregate principal amount in excess of the Redemption Amount are tendered and not withdrawn, then the Company shall purchase Securities on a pro rata basis based on the principal amount of Securities tendered. The Company shall notify each Holder electing to have Securities redeemed at least three Business Days prior to the Special Mandatory Redemption Date as to the principal amount of Securities held by such Holder to be redeemed.

                  (5) Not less than one Business Day prior to the Special Mandatory Redemption Date, if any Securityholders shall have surrendered their Securities pursuant to the Special Offer, the Company shall deposit with the Paying Agent in immediately available funds money sufficient to pay the redemption price of and accrued and unpaid interest on all Securities to be redeemed on that date up to the maximum amount required under this Section. The Paying Agent shall return to the Company any money not required for that purpose.

                       (6) On the Special Mandatory Redemption Date, Securities surrendered to and accepted for payment by the Paying Agent shall be paid at the redemption price, plus accrued and unpaid interest to and including the Special Mandatory Redemption Date.

                       (7) Upon surrender of a Security that is redeemed in part, the Company shall execute and issue, each Guarantor shall endorse and the Trustee shall authenticate for the Securityholder (at the Company's expense) a new Security equal in principal amount to the unredeemed portion of the Security surrendered

         Section 4.6. Limitation on Indebtedness and Disqualified Stock of the Company.

                  (a) The Company shall not, and shall not permit any Subsidiary to, directly or indirectly, create, incur or assume any Indebtedness or issue any Disqualified Stock unless the Consolidated Fixed Charge Ratio, determined on the date of creation of such Indebtedness or issuance of such Disqualified Stock and after giving effect to (i) the creation of such Indebtedness or issuance of such Disqualified Stock and (if applicable) the application of the net proceeds thereof to repay other Indebtedness or Disqualified Stock as if such Indebtedness or Disqualified Stock was issued and the application of such proceeds occurred at the beginning of the Reference Period and (ii) the issuance and retirement of any other Indebtedness or Disqualified Stock since the last day of the most recent quarter contained in the Reference Period as if such indebtedness or Disqualified Stock was issued or retired at the beginning of the Reference Period, is greater than or equal to 1.8 to 1.

                  (b) Notwithstanding Section 4.6(a), the Company and the Subsidiaries may issue the following Indebtedness or Disqualified Stock, as the case may be:

                           (1) the Securities;

                           (2) Indebtedness issued or permitted to be issued on
                  the date on which the Securities are originally issued pursuant to the Revised Debt Agreements and the Senior Subordinated Notes including the unfunded portions of revolving credit and consignment facilities;

                           (3) Indebtedness or Disqualified Stock of the Company
                  or any Subsidiary outstanding on the date on which the Securities are originally issued (other than indebtedness described in clause (1) or (2) above or clause (4) or (10) below or indebtedness replaced, repaid or refinanced on such date);

                           (4) Indebtedness or Disqualified Stock of a
                  Subsidiary issued and outstanding prior to the date on which such Subsidiary was acquired by the Company (other than Indebtedness or Disqualified Stock issued as consideration in, or to provide all or any portion of the funds utilized to consummate, the transaction or series of related transactions pursuant to which such Subsidiary became a Subsidiary or was acquired by the Company); provided. however, that Indebtedness or Disqualified Stock may only be issued pursuant to this clause 4.6(b)(4) if after giving effect to (i) the issuance of such Indebtedness or Disqualified Stock as if such Indebtedness or Disqualified Stock was issued at the beginning of the Reference Period and (ii) the issuance and retirement of any other Indebtedness since the last day of the most recent quarter contained in the Reference Period as if such Indebtedness was issued or retired at the beginning of the Reference Period, the Consolidated Fixed Charge Ratio is greater than 1.8 to 1;

                           (5) the Exchangeable Preferred originally issued
                  pursuant to the Exchange Offers together with accrued but unpaid dividends thereon;

                           (6) Interest Rate Protection Agreements of the
                  Company covering indebtedness of the Company, or of a Subsidiary covering Indebtedness of such Subsidiary (which Indebtedness (i) bears interest at fluctuating interest rates and (ii) is otherwise permitted to be issued under this
                  Section 4.6), in each case, only if the notional principal amount of such Interest Rate Protection Agreement does not exceed the principal amount of the Indebtedness to which the Interest Rate Protection Agreement relates;

                           (7) Capital Lease Obligations with respect to the
                  acquisition of equipment after the original issuance of the Securities (i) which do not exceed $3,000,000 in the aggregate outstanding at any time or (ii) which are the result of any Sale/Leaseback Transaction permitted pursuant to Section 4.8(c);

                           (8) Indebtedness not to exceed $1,500,000 in the
                  aggregate outstanding at any time arising under any appeal or reimbursement obligation entered into with respect to any judgment, which judgment does not constitute a Default;

                           (9) Indebtedness issued in exchange for, or the
                  proceeds of which are used to refinance or pay at maturity, any Indebtedness or Disqualified Stock permitted by Section 4.6(a) above, clauses 4.6(b)(1), 4.6(b)(2), 4.6(b)(3) or
                  4.6(b)(4) above or clause 4.6(b)(14) below; provided, however; that (i) except to the extent permitted under Section 4.6(a), the principal amount of the Indebtedness so issued shall not exceed an amount equal to the principal amount of the Indebtedness or Disqualified Stock so exchanged, refinanced or paid or, in the case of lines of credit or revolving credit facilities, the amount available to be drawn thereunder, in each case plus an amount equal to the amount of interest or dividends, as the case may be, accrued during the last full fiscal quarter immediately preceding such exchange, refinancing or payment and (ii) the Indebtedness so issued shall not require any principal payment, mandatory redemption, amortization or sinking fund payment in an amount greater than or at a time prior to the amounts and times specified in the Indebtedness or Disqualified Stock so exchanged, refinanced or paid;

                           (10) in the case of the Company, Indebtedness owed to
                  or held by a Subsidiary that is unsecured and subordinated in right of payment to the Securities;

                  provided, however; that any subsequent issuance or transfer of any Capital Stock which results in any such Subsidiary ceasing to be a Subsidiary, or any transfer of such Indebtedness (other than to a Subsidiary) shall be deemed, in each case, to constitute the issuance of such Indebtedness by the Company;

                           (11) in the case of any Subsidiary, Indebtedness or
                  Disqualified Stock issued to and held by the Company or any Subsidiary; provided, however that any subsequent issuance or transfer of (i) any Capital Stock which results in any such Subsidiary ceasing to be a Subsidiary, or (ii) such Indebtedness or Disqualified Stock (other than to the Company or a Subsidiary), shall be deemed, in each case, to constitute the issuance of such Indebtedness or Disqualified Stock by the issuer thereof;

                           (12) Indebtedness incurred directly as a result of
                  the renewal, extension or renegotiation of any lease on equipment or real estate of the Company or any Subsidiary, or any Indebtedness to acquire any leased equipment or real estate on the expiration of the applicable lease;

                           (13) Indebtedness not to exceed $5,000,000, in the
                  aggregate, that does not constitute Funded Indebtedness;

                           (14) Indebtedness secured by Liens permitted under
                  Section 4.7(b)(3); and

                           (15) Indebtedness evidenced by additional Senior
                  Subordinated Notes issued, after the date on which the Securities are originally issued, in lieu of the payment of cash interest on the Senior Subordinated Notes; and

                           (16) Indebtedness of foreign Subsidiaries for working
                  capital purposes in an aggregate principal amount not to exceed $4,000,000.

                  (c) Notwithstanding Section 4.6(a) or 4.6(b) above, the Company may not issue, and shall not permit any Subsidiary to issue, any Indebtedness to which the Securities shall be junior or subordinate in right of payment.

         Section 4.7. Limitation on Liens.

                  (a) The Company shall not, and shall not permit any Subsidiary to, create or suffer to exist any Lien upon any of its property or assets now owned or hereafter acquired by it or on any Capital Stock or Indebtedness of the Company or any Subsidiary, securing any obligation unless contemporaneously therewith effective provision is made to grant the Securityholders a Lien prior to the Lien securing such obligation (and any other obligation to be so secured) for so long as such obligation is so secured.

                  (b) Notwithstanding Section 4.7(a) and without requirement that the Company comply therewith, the Company and its Subsidiaries may create or suffer to exist the following:

                           (1) Liens existing on the date on which the
                  Securities are originally issued (other than Liens in favor of the New Gold Lenders and the New Bank Lenders pursuant to the Revised Debt Agreements, and Liens created by this Indenture;

                           (2) Permitted Liens;

                           (3) Liens to secure the payment of all or a part of
                  the purchase price of assets or property acquired or constructed in the ordinary course of business after the date on which the Securities are originally issued; provided, however that (i) the aggregate principal amount of Indebtedness secured by such Liens shall not exceed the lesser of cost or Fair Market Value of the assets or property so acquired or constructed and shall not, in any event, exceed $2,500,000 for all Liens under this clause (3), (ii) the Indebtedness secured by such Liens shall have otherwise been permitted to be issued under this Indenture and (iii) such Liens shall not encumber any other assets or property of the Company or any of the Subsidiaries and shall attach to such assets or property within 90 days of the construction or acquisition of such assets or property;

                           (4) Liens on the assets or property of a Subsidiary
                  existing at the time such subsidiary became a Subsidiary and not incurred as a result of (or in connection with or in anticipation of) such subsidiary becoming a Subsidiary; provided, however that such Liens do not extend to or cover any other property or assets of the Company or any of the other Subsidiaries;

                           (5) Liens on the inventory or receivables of the
                  Company or any Subsidiary or on any note issued by the Company and held by any Subsidiary or issued by any Subsidiary and held by the Company or any other Subsidiary, which Liens secure the obligations under any revolving credit arrangement, including the Revised Debt Agreements and any Refinancing Agreement; provided, however that the Indebtedness evidenced by any such note shall have otherwise been permitted to be issued under this Indenture;

                           (6) Any Lien pursuant to Capital Lease Obligations
                  permitted under Section 4.6(b) (6) hereof; provided, however that such Liens do not extend to or cover any property or assets of the Company or any of the Subsidiaries (other than the property or assets subject to such Capital Lease Obligations or proceeds from the sale thereof);

                           (7) Leases and subleases of Real Property which do
                  not interfere with the ordinary conduct of the business of the Company or any of the Subsidiaries, and which are made on customary and usual terms applicable to similar properties;

                           (8) Liens securing Indebtedness (including
                  Indebtedness issued pursuant to Section 4.6(a), if any) which is issued to refinance Indebtedness which has been secured by a Lien permitted under this Indenture and is permitted to be refinanced under this Indenture; provided, however, that such Liens do not extend to or cover any property or assets of the Company or any of the Subsidiaries not securing the Indebtedness so refinanced, other than the inventory or receivables of any such person in the event that the refinancing Indebtedness is a Refinancing Agreement; and

                           (9) Without limiting subsection 4.07(b)(8) above,
                  Liens to secure Indebtedness permitted under Section 4.6(a) for the benefit of creditors which are parties to the Intercreditor Agreement which Liens are junior in priority to the Liens granted to the Collateral Agent for the benefit of the Trustee on behalf of the holders of the Securities.

         Section 4.8. Limitation on Sale and Leaseback.

                  (a) The Company shall not, and shall not Permit any Subsidiary to, enter into any Sale/Leaseback Transaction unless at least one of the following conditions is satisfied:

                       (i) the lease is between the Company and a Subsidiary or between Subsidiaries; provided, however, that any subsequent issuance or transfer of any Capital Stock which results in any such Subsidiary ceasing to be a Subsidiary shall be deemed for purposes of this Section to constitute the entering into of such lease as of the time of such issuance or transfer with a Person other than a Subsidiary;

                       (ii) under clauses (1) through (8) of Section 4.7(b), the Company or such Subsidiary could create a Lien on the property to secure Indebtedness in an amount at least equal to the Attributable Debt in respect of such Sale/Leaseback Transaction; or

                       (iii) an amount equal to the Attributable Debt in respect of such Sale/Leaseback Transaction is applied by the Company in accordance with the terms of the Intercreditor Agreement.

                  (b) To the extent the Intercreditor Agreement provides that any portion (the "Sale/Leaseback Redemption Amount") of the Attributable Debt in respect of a Sale/Leaseback Transaction is to be applied to redeem Securities, the Company shall promptly, but in no event later than 15 days after the receipt of such portion of the Attributable Debt, redeem Securities at a redemption price equal to 100% of the principal amount of such Securities plus accrued and unpaid interest to and including the redemption date.

                  (c) (i) If the Company is obligated to redeem Securities pursuant to this Section 4.8, it shall notify the Trustee in writing of the redemption date and the principal amount of Securities to be redeemed.

                       (ii) Unless the Trustee consents to a shorter period, the Company shall give each notice to the Trustee provided for in this Section
4.8 at least three Business Days before the applicable redemption date. Such notice shall be accompanied by an Officers' Certificate to the effect that such redemption will comply with the conditions herein. If fewer than all the Securities are to be redeemed, the record date relating to such redemption shall be selected by the Company and given to the Trustee, which record date shall be not less than two days after the date Of notice to the Trustee.

                       (iii) If fewer than all the Securities are to be redeemed, the Trustee shall select the Securities or portions thereof to be redeemed pro rata (or as nearly pro rata as practicable in the sole discretion of the Trustee based on the principal amount of the then outstanding Securities). Securities and portions of them that the Trustee selects shall be in amounts of $1,000 or a whole multiple of $1,000. Provisions of this Section that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

                       (iv) At least three days but not more than thirty days before a date for redemption of Securities pursuant to Section 4.8, the Company shall mail a notice of redemption by first-class mail to each Holder of Securities to be so redeemed.

                       (v) The notice shall identify the Securities to be redeemed and shall state:

                           (1) the redemption date;

                           (2) the redemption price;

                           (3) the name and address of the Paying Agent;

                           (4) that Securities called for redemption must be
                  surrendered to the Paying Agent to collect the redemption price;

                           (5) if fewer than all the outstanding Securities are
                  to be redeemed, the identification and principal amounts of the particular Securities to be redeemed, and that after the applicable redemption date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued;

                           (6) that, unless the Company defaults in making such
                  redemption payment, interest on Securities (or any portion thereof) called for redemption ceases to accrue after the redemption date;

                           (7) the Section of this Indenture (and the
                  corresponding paragraph in the Securities) pursuant to which the Securities called for redemption are being redeemed; and

                           (8) if any Security is being redeemed in part, the
                  portion of the principal amount of such Security to be redeemed, and that after the applicable redemption date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued.

                       (vi) At the Company's request upon reasonable notice, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. In such event, the Company shall provide the Trustee with the information required by this Section.

                       (vii) Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price stated in the notice. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price stated in the notice, plus accrued and unpaid interest to and including the applicable redemption date. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder

                       (viii) Prior to the redemption date, the Company shall deposit with the Paying Agent money sufficient to pay the redemption price of and accrued and unpaid interest on all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which have been delivered by the Company to the Trustee for cancellation.

                       (ix) Upon surrender of a Security that is redeemed in part, the Company and each Guarantor shall execute and the Trustee shall authenticate for the Holder (at the Company's expense) a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

         Section 4.9. Limitation on Investments, Loans and Advances. Except to the extent permitted under Section 4.10(b), the Company shall not make, and shall not permit any Subsidiary to make, any capital contributions, transfers of property, advances or loans to, or investments or purchases of Capital Stock in, any person (collectively, "Investments"), except: (i) investments by the Company in or to any Subsidiary (other than to an Inactive Subsidiary) and Investments in or to the Company or a Subsidiary (other than to an Inactive Subsidiary) by any Subsidiary; provided, however, that any subsequent issuance or transfer of any Capital Stock which results in any such Subsidiary ceasing to be a Subsidiary shall be deemed to constitute the making of an Investment as of the time of such transfer in a person other than a Subsidiary in the amount of the net investment as of such time after giving effect to the transactions relating to such transfer; (ii) Investments represented by receivables created or acquired in the ordinary course of business; (iii) advances to employees in the ordinary course of business; (iv) Investments under or pursuant to Interest Rate Protection Agreements otherwise permitted under this Indenture; (v) Permitted

Investments; (vi) advances to suppliers and customers in the ordinary course of business; (vii) Investments in any securities issued to the Company in connection with the Zale Bankruptcy Claim or the sale of the Capital Stock or assets of any Foreign Subsidiary (the proceeds of which shall be applied to redeem the Securities pursuant to Section 3.2); (viii) the Solomon Brothers Investment or Investments in any Non-cash Collateral Proceeds relating thereto;
(ix) the shares of stock of Little Switzerland, Inc. owned by the Company as of the date hereof and any distributions, non-cash dividends or proceeds relating thereto; (x) Investments in obligations representing a portion of the proceeds of an Asset Disposition permitted under Section 4.11 hereof; (xi) Investments represented by the Exchange Property, if any, returned to the Company upon termination of the trust established pursuant to the Trust Agreement (the "Trust Agreement") dated as of May 14, 1993 between the Company and BayBank; and (xii) loans to employees of the Company or the Subsidiaries, other than Francis X. Correra, in aggregate principal amount at any time outstanding not in excess of $500,000. Investments other than those permitted by the foregoing clauses (i) through (xii) are referred to herein as "Restricted Investments."

         Anything contained in this Indenture to the contrary notwithstanding. in no event shall the Company or any Subsidiary, directly or indirectly, acquire any further beneficial interest in (including stock, partnership interest or other securities of), or make any loan, advance or capital contribution to, or transfer any property or assets to, one or more of the Inactive Subsidiaries.

         Section 4.10. Limitation on Restricted Payments.

                  (a) The Company shall not, and shall not permit any Subsidiary, directly or indirectly, to, (i) declare or pay any dividend or make any other distribution on Capital Stock of the Company or any Subsidiary or make any payment to the direct or indirect holders (in their capacities as such) of Capital Stock of the Company or any Subsidiary; provided, however, that the Company or any such Subsidiary may declare (w) so long as the Consolidated Fixed Charge Ratio is greater than 1.25 to 1 at the time of such declaration, dividends payable to holders of the Exchangeable Preferred, (x) dividends or distributions payable solely in Capital Stock (other than Disqualified Stock) or in options, warrants or other rights to purchase Capital Stock (other than Disqualified Stock), (y) in the case of a Subsidiary, dividends or distributions payable to the Company or to a Subsidiary and, with respect to any such Subsidiary making such a dividend or distribution which became a Subsidiary after the date on which the Securities were originally issued and which has minority stockholders, a pro rata dividend or distribution to such minority stockholders, or (z) dividends that are required to be paid by Essex pursuant to the Thailand Stock exchange Agreement; (ii) purchase, redeem or otherwise acquire or retire for value any Capital Stock of the Company or any Subsidiary;
(iii) make any principal payment on, or purchase, defease, repurchase, redeem or otherwise acquire or retire for value, any Subordinated Obligations (other than (A) Subordinated Obligations acquired in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of acquisition, or (B) subject to the subordination provisions contained in the Indenture relating to the Senior Subordinated Notes (the "Subordinated Indenture"), redemptions of Senior

Subordinated Notes required under Sections 4.4 and 4.12 of the Subordinated Indenture); (iv) make any Restricted Investment or guarantee any Restricted Investment in any person (any such dividend, distribution, payment, purchase, redemption, defeasance, repurchase, other acquisition or retirement, Restricted Investment or guarantee described in clauses (i) through (iv) above being hereinafter referred to as a "Restricted Payment").

                  (b) The provisions of Section 4.10(a) and Section 4.9 shall not prohibit:

                           (1) the payment of any dividend in respect of the
                  Company's Capital Stock within 60 days after the date of declaration thereof, if at such date of declaration such payment complied with the provisions hereof and provided that at the time of payment no other Default has occurred and is continuing;

                           (2) any purchase or redemption of the Capital Stock
                  of the Company or Subordinated Obligations of the Company made solely by exchange for, or solely out of the net proceeds of the substantially concurrent sale (other than to a Subsidiary or to an employee stock ownership plan that funds its purchase through the issuance of Indebtedness) of Capital Stock of the Company (other than any Disqualified Stock);

                           (3) the exchange of Exchange Property for shares of
                  Exchangeable Preferred as and to the extent required under the Certificate of Designation and the Trust Agreement;

                           (4) payments by the Company to the holders of the
                  Exchangeable Preferred on account of the return of Extraordinary Dividends (as defined in the Trust Agreement) as and to the extent required under Section 6(c) of the Trust Agreement; or

                           (5) the Company or any such Subsidiary from
                  purchasing, redeeming or otherwise acquiring or retiring for value, in one or more related or unrelated transactions in compliance with applicable rules and regulations of the Thailand Stock Exchange, Capital Stock of Essex International Company Limited that the Company and its Subsidiaries do not own so long as the aggregate cash consideration paid by the Company and its Subsidiaries in connection with such purchase, redemption, acquisition or retirement does not exceed $3.5 million; provided that any such Capital Stock that the Company acquires shall be pledged to the Collateral Agent pursuant to the Security Documents.

         Section 4.11. Limitation on Sales of Assets and Subsidiary Stock.

                  (a) The Company shall not, and shall not permit any Subsidiary to, make any Asset Disposition unless (i) such Asset Disposition is for Fair Market Value, (ii) the proceeds therefrom consist of at least 85% cash or Cash Equivalents, (iii) such Asset Disposition shall not involve any of the Collateral unless the Company complies with Sections 4.11(c) and (d) below and (iv) the Company shall apply the proceeds of such Asset Disposition to redeem or prepay Indebtedness secured by the assets which are the subject of such Asset Disposition in accordance with the terms of the Intercreditor Agreement.

                  (b) The Company shall apply an amount equal to 100% of the Net Cash Proceeds received from an Asset Disposition within 15 days of receipt thereof to redeem Securities at a price equal to 100% of the principal amount plus accrued and unpaid interest to and including the redemption date, pursuant to this Section 4.11. All redemptions of Securities pursuant to this Section
4.11 shall be made on a pro rata basis among the Securityholder's based upon the outstanding principal amount of Securities as of the record date of such redemption.

                  (c) (1) If the Company is obligated to redeem Securities pursuant to this Section 4.11, it shall notify the Trustee in writing of the redemption date and the principal amount of Securities to be redeemed.

                           (2) Unless the Trustee consents to a shorter period,
                  the Company shall give each notice to the Trustee provided for in this Section 4.11 at least three Business Days before the applicable redemption date. Such notice shall be accompanied by an Officers' Certificate to the effect that such redemption will comply with the conditions herein. If fewer than all the Securities are to be redeemed, the record date relating to such redemption shall be selected by the Company and given to the Trustee, which record date shall be not less than two days after the date of notice to the Trustee.

                           (3) If fewer than all the Securities are to be
                  redeemed, the Trustee shall select the Securities or portions thereof to be redeemed pro rata (or as nearly pro rata as practicable in the sole discretion of the Trustee based on the principal amount of the then outstanding Securities). Securities and portions of them that the Trustee selects shall be in amounts of $1,000 or a whole multiple of $1,000. Provisions of this Section that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

                           (4) At least three days but not more than thirty days
                  before a date for redemption of Securities pursuant to Section 4.11, the Company shall mail a notice of redemption by first-class mail to each Holder of Securities to be so redeemed.

                           (5) The notice shall identify the Securities to be
                  redeemed and shall state:

                               (i) the redemption date;

                               (ii) the redemption price;

                               (iii) the name and address of the Paying Agent;

                               (iv) that Securities called for redemption must
                           be surrendered to the Paying Agent to collect the redemption price;

                               (v) if fewer than all the outstanding Securities
                           are to be redeemed, the identification and principal amounts of the particular Securities to be redeemed, and that after the applicable redemption date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued;

                               (vii) that, unless the Company defaults in making
                           such redemption payment, interest on Securities (or any portion thereof) called for redemption ceases to accrue after the redemption date;

                               (viii) the Section of this indenture (and the
                           corresponding paragraph in the Securities) pursuant to which the Securities called for redemption are being redeemed; and

                               (ix) if any Security is being redeemed in part,
                           the portion of the principal amount of such Security to be redeemed, and that after the applicable redemption date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued.

                           (6) At the Company's request upon reasonable notice,
                  the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. in such event, the Company shall provide the Trustee with the information required by this Section.

                           (7) Once notice of redemption is mailed, Securities
                  called for redemption become due and payable on the redemption date and at the redemption price stated in the notice. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price stated in the notice, plus accrued and unpaid interest to and including the applicable redemption date. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

                           (8) Prior to the redemption date, the Company shall
                  deposit with the Paying Agent money sufficient to pay the redemption price of and accrued and unpaid interest on all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which have been delivered by the Company to the Trustee for cancellation.

                           (9) Upon surrender of a Security that is redeemed in
                  part, the Company and each Guarantor shall execute and the Trustee shall authenticate for the Holder (at the Company's expense) a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

                  (d) The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to the Asset Sale Offer. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section 4.11, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4.11 by virtue thereof.

         Section 4.12. Limitation on Transactions with Affiliates. The Company shall not, and shall not permit, cause or suffer any Subsidiary to, conduct any business or enter into any transaction or series of transactions (including the purchase, sale, lease or exchange of any property or the rendering of any service) with or for the benefit of any Affiliate of the Company or any Subsidiary (each an "Affiliate Transaction"), except in good faith and on terms that are set forth in writing and that are no less favorable to the Company or such Subsidiary, as the case may be, than those that could have been obtained in a comparable transaction on an arm's-length basis from a person not an Affiliate of the Company or such Subsidiary. All Affiliate Transactions (and each series of related Affiliated Transactions which are similar or part of a common plan), involving aggregate payments or other value in excess of $100,000 shall be approved by the Board of Directors, such approval to be evidenced by a Board Resolution stating that the Board of Directors has determined that such transaction complies with the provisions of this Section 4.12. Notwithstanding the foregoing, the restrictions set forth in this Section 4.12 shall not apply to (i) the payment of reasonable and customary directors fees to directors who are not employees of the Company, (ii) the purchase of property or services from an Affiliate of the Company or any Subsidiary by the Company or any Subsidiary or sales of property or services to an Affiliate of the Company or any Subsidiary by the Company or any Subsidiary which are in the ordinary course of business and consistent with past practice and do not involve aggregate payments or other value in excess of $100,000 in a single transaction or series of related transactions, or (iii) the performance by the Company of its obligations under the Registration Effectiveness Agreement or the Securities Purchase Agreement dated as of May 14, 1993 by and among the Company and the investment manager of certain funds named therein. Anything contained in this Indenture to the contrary notwithstanding, the Company shall not, and shall not permit any Subsidiary to, engage in any Affiliate Transaction with or for the benefit of the Inactive Subsidiaries.

         Section 4.13. Change of Control.

                  (a) Upon a Change of Control, each Holder shall have the right to require that the Company repurchase such Holder's Securities, in whole or in part, at a purchase price in cash equal to 100% of the principal amount thereof plus accrued and unpaid interest to and including the date of repurchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment
Date), in accordance with the terms contemplated in Section 4.13(b).

                  (b) Within 30 days following any Change of Control, the Company shall mail a notice to each Holder with a copy to the Trustee stating:

                           (1) that a Change of Control has occurred and that
                  such Holder has the right to require the Company to purchase such Holder's Securities at a purchase price in cash equal to 100% of the principal amount thereof plus accrued and unpaid interest to and including the date of repurchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date);

                           (2) the circumstances and relevant facts regarding
                  such Change of Control (including information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change of Control);

                           (3) the repurchase date (which shall be no earlier
                  than 15 days nor later than 60 days from the date such notice is mailed);

                           (4) the date until which the Holders may elect to
                  have their Securities repurchased (such date to be determined in accordance with clause 4.13((c) below);

                           (5) the date until which electing Holders may
                  withdraw their election to have their Securities repurchased (such date to be determined in accordance with clause 4.13(c) below); and

                           (6) the instructions determined by the Company,
                  consistent with this Section 4.13, that a Holder must follow in order to have its Securities purchased.

                  (c) Holders electing to have a Security purchased will be required to surrender the Security, with an appropriate form duly completed, to the Company at the address specified in the notice at least five Business Days prior to the repurchase date. Holders will be entitled to withdraw their election if the Trustee and the Company receive not later than three Business Days prior to the purchase date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security which was delivered for purchase by the Holder and a statement that such Holder is withdrawing his election to have such Security purchased. Holders whose Securities are repurchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

                  (d) On the repurchase date, all Securities repurchased by the Company under this Section 4.13 shall be delivered by the Trustee for cancellation, and the Company shall pay the purchase price plus accrued and unpaid interest to and including the date of repurchase to the Holders entitled thereto.

                  (e) The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this Section 4.13. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section 4.13, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4.13 by virtue thereof.

         Section 4.14. Ownership of Stock of Subsidiaries. The Company shall at all times maintain, and cause each Subsidiary to maintain, the percentage ownership (as listed in Schedule 4.14 attached hereto) of each class of voting securities of, and all other equity securities (other than Preferred Stock which is not Disqualified Stock) of each Subsidiary existing on the date on which the Securities are originally issued, except any Subsidiary that shall be (i) disposed of in its entirety in accordance with Section 4.11 or (ii) consolidated or merged with or into the Company in accordance with Section 5.1 or with or into another wholly-owned (directly or indirectly) Subsidiary, except that the Guarantors shall not be permitted to merge with or into any Subsidiary which is not a Guarantor unless such merger complies with Section 5.1.

         Section 4.15. Impairment of Security Interest; Removal of Liens.

                  (a) Except as expressly permitted by the terms of this Indenture, the Security Documents or the Intercreditor Agreement, the Company shall not, and shall not permit any Subsidiaries to, take or knowingly or negligently or otherwise omit to take any action, which action or omission might or would have the result of materially impairing the security interest in favor of the Collateral Agent on behalf of the Securityholders with respect to the Collateral.

                  (b) On the date hereof, the Company shall deliver, and shall cause each Subsidiary to deliver, to the Trustee evidence, in form and substance satisfactory to the Trustee and the Holders, that no financing statement, security agreement, chattel mortgage, real estate mortgage or other document is filed or recorded with respect to any of the Collateral other than Liens permitted under Section 4.7. Promptly upon the Company or any Subsidiary becoming aware of any financing statement, security agreement, chattel mortgage, real estate mortgage or other document being filed or recorded with respect to the Collateral which is not a Lien permitted under Section 4.7, the Company or any such Subsidiary shall immediately take all appropriate actions to terminate and remove such filing or recording and shall diligently pursue the termination or removal of such filing or recording.

                  (c) The release of any Collateral from the terms hereof and of the Security Documents and the Intercreditor Agreement will not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent such Collateral is released pursuant to the Security Documents and the Intercreditor Agreement. Each of the Holders acknowledges and agrees that a release of Collateral in accordance with the terms of the Security Documents and the Intercreditor Agreement will not be deemed for any purpose to be an impairment of the security under this Indenture in contravention of the provisions hereof.

         Section 4.16. Limitation on Restrictions on Distributions from Subsidiaries. The Company shall not, and shall not permit any Subsidiary to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restrictions on the ability of any Subsidiary to (i) pay dividends or make any other distributions on its Capital Stock or pay any Indebtedness or other obligation owed to the Company, (ii) make any loans or advances to the Company or (iii) transfer any of its property or assets to the Company except:

                  (a) any encumbrance or restriction pursuant to the Revised Debt Agreements, or the Senior Subordinated Notes as limited by the Intercreditor Agreement or any other agreement in effect at or entered into on the date on which the Securities were originally issued;

                  (b) any encumbrance or restriction with respect to a Subsidiary pursuant to an agreement relating to any Indebtedness issued by such Subsidiary on or prior to the date on which such Subsidiary was acquired by the Company (other than Indebtedness issued as consideration in, or to provide all or any portion of the funds utilized to consummate, the transaction or series of related transactions pursuant to which such Subsidiary became a Subsidiary or was acquired by the Company) and outstanding on such date;

                  (c) any encumbrance or restriction pursuant to an agreement effecting a refinancing of Indebtedness issued pursuant to an agreement referred to in clause (a) or (b) of this Section or contained in any amendment to an agreement referred to in clause (a) or (b) of this Section; provided, however, that the encumbrances and restrictions contained in any such refinancing agreement or amendment are not more restrictive than the encumbrances and restrictions contained in the agreements so refinanced or amended;

                  (d) any encumbrance or restriction with respect to a foreign Subsidiary imposed by the country under whose laws such Subsidiary is organized or a country in which such Subsidiary is doing business provided that (i) the encumbrance or restriction was imposed despite the commercially reasonable best efforts of the Company and such Subsidiary to avoid such imposition and (ii) the Company and such Subsidiary have used and are using commercially reasonable best efforts to promptly remove such encumbrance or restriction;

                  (e) customary net worth provisions contained in leases and other agreements entered into by a Subsidiary in the ordinary course of business, or

                  (f) customary provisions in instruments or agreements relating to a Lien prohibiting the transfer of the property subject to such Lien.

         Section 4.17. Limitation on Business. The Company shall not, and shall not permit any of the Subsidiaries to, engage in any business other than the business in which it is engaged on the date hereof.

         Section 4.18. Special Covenants of the Guarantors; Guarantees.

                  (a) The Guarantors shall comply with each of the covenants contained in this Indenture that impose restrictions or obligations on the Guarantors notwithstanding that the text of such covenant is worded as a restriction on or obligation of the Company with respect to the Guarantors.

                  (b) The Company and the Guarantors shall at all times ensure that the Guarantee shall remain in full force and effect and shall not be subordinated in right of payment to any indebtedness of the Guarantors.

         Section 4.19. Limitation of Plans of liquidation. The Company shall not adopt any plan of liquidation (other than such a plan in connection with a permitted merger, consolidation, sale of assets or other similar transaction as set forth in Section 5.1) which provides for, contemplates, or the effectuation of which is preceded by (a) the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company other than substantially as an entirety in accordance with Section 5.1, and (b) the distribution of an the proceeds of such sale, lease, conveyance or other disposition unless the Company makes adequate provision for the satisfaction of the Company's obligations hereunder and under the Securities as to the payment of principal and interest under the Securities. The Company shall not make any liquidating distribution unless it shall deliver to the Trustee an Officers' Certificate at least 5 Business Days prior to the making of such liquidating distribution to the effect that the Company has complied with this Section 4.19.

         Section 4.20. Limitation on Amendment of Certain Agreements.

                  (a) Subject to the terms of the Intercreditor Agreement, the Company may not, and shall cause the Subsidiaries to not, amend, modify or terminate any of the Revised Debt Agreements, any Refinancing Agreement or any other material agreement in any way which adversely affects the Collateral or the priority of the Lien of the Holders of the Securities in and to the Collateral; provided, however, that if an Event of Default (other than an Event of Default solely arising under Section 6.1(e)) has occurred and continues to exist, the Company may not, and shall cause the Subsidiaries to not, amend, modify or terminate the Revised Debt Agreements, any Refinancing Agreement or any other material agreement in any way.

                  (b) The Company will not, and will not permit any Subsidiary to, amend or modify, or permit or consent to any amendment or modification of, the Security Documents or the Intercreditor Agreement in any way which would be adverse to the Securityholders.

         Section 4.21. Redemption of Solomon Brothers Investment. On or before the dates set forth below, the Company shall give written notice to Solomon Brothers (and shall not rescind such notice), pursuant to the terms of the Solomon Brothers' Participating Preferred Class B Stock, in order to effectuate the redemption for cash by Solomon Brothers of the number of shares of Solomon Brothers' Participating Preferred Class B Stock owned by the Company set forth below opposite such date (the proceeds of which shall be applied to redeem the Securities pursuant to Section 3.2):

                                                         Number of Shares of
                                                          Solomon Brothers'
                                                       Participating Preferred
         Notice Date                                        Class B Stock
         -----------                                   -----------------------
        March 1, 1994                                         70,000

        March 1, 1995                                         55,000

        March 1, 1996                                         55,000

        March 1, 1997                                         55,000

        March 1, 1998                                         55,000

        March 1, 1999                                         37,000

         Section 4.22. Agreements Relating to Collateral. The Company and each Guarantor jointly and severally represent and warrant to each Holder and to the Trustee that prior to the initial issuance of Securities under this Indenture
(i) the Company and the Guarantors shall have filed financing statements on form UCC-1 with respect to the Collateral other than Real Property and mortgages or deeds of trust with respect to the Collateral which is Real Property that are necessary to grant to the Collateral Agent perfected first priority liens therein (other than Permitted Liens) and (ii) the Company and the Guarantors shall deliver evidence of such filings to the Trustee and each Holder.

         Section 4.23. Notices.

                  (a) The Company will promptly give notice to the Trustee (i) of any violation of any Environmental Law that the Company or any Subsidiary reports in writing or is reportable by such person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency, (ii) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, or any federal, state or local environmental agency or board, that has the Potential to affect the assets, liabilities, financial conditions or operations of the Company or any subsidiary, or the Collateral Agent's security interests on behalf of the Securityholders and (iii) the taking of any removal or remedial action in response to the actual or alleged presence of Hazardous materials on the Real Property. All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the Company's and its Subsidiaries' response thereto. Copies of all written communications with any governmental agency or other persons and any reports generated in connection therewith shall be provided to the Trustee forthwith.

                  (b) The Company will, immediately upon becoming aware thereof, notify the Trustee and the Collateral Agent in writing of any setoff, claims (including, with respect to the Real Property, environmental claims), withholdings or other defenses to which any of the Collateral, or the Collateral Agent's rights with respect to the Collateral, are subject.

                  (c) The Company will, and will cause each Subsidiary to, give notice to the Trustee in writing within fifteen days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Company or any Subsidiary or to which the Company or any Subsidiary is or becomes a party involving an uninsured claim against the Company or any Subsidiary that could have a Material Adverse Effect on the Company or any Subsidiary and stating the nature and status of such litigation or proceedings. The Company will, and will cause each Subsidiary to, give notice to the Trustee, in writing, in form and detail satisfactory to the Trustee, within ten days of any judgment not covered by insurance, final or otherwise, against the Company or any Subsidiary in an amount in excess of $500,000.

                  (d) The Company will, and will cause each Subsidiary to, give prompt written notice to the Trustee upon the termination of any employee benefit plan.

                  (e) The Company will, and will cause each Subsidiary to, give prompt notice to the Trustee of any default under or termination of, any of the Revised Debt Agreements or Refinancing Agreements or the Senior Subordinated Notes.

         Section 4.24. Corporate Existence; Maintenance of Properties. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and those of the Subsidiaries. The Company (a) will cause all of its properties and those of the Subsidiaries used or useful in the conduct of its business or the business of the Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, ordinary wear and tear excepted, (b) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (c) will, and will cause each of the Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; provided that nothing in this Section 4.23 shall prevent the Company from discontinuing the operation and maintenance of any of its properties or any of those of the

Subsidiaries if such discontinuance is, in the judgment of the Company, desirable in the conduct of its or any of the Subsidiaries' businesses.

         Section 4.25. Insurance. The Company shall maintain, and shall cause each of the Subsidiaries to maintain, with financially sound and reputable insurers insurance with respect to their properties and business against such casualties and contingencies as shall. be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas (which may include reasonable self insurance). Without limiting the foregoing, the Company and each of the Subsidiaries will (i) keep all of its physical property, including, without limitation, inventory, insured against theft, fire, flood and extended coverage risks in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, (ii) maintain all such workers' compensation or similar insurance as may be required by law, and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against bodily injury, death or property damage occurring on, in or about the properties of the Company and the Subsidiaries, business interruption insurance and product liability insurance.

         Section 4.26. Taxes. The Company shall, and shall cause each Subsidiary to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue and subject to penalty or interest, all taxes, assessments and other governmental charges imposed upon it, the Real Property, its sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a Lien or charge upon any of its property; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate. proceedings and if the Company or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and provided further, that the Company and each Subsidiary will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any Lien that may have attached as security therefor.

         Section 4.27. Inspection of Properties and Books. The Company shall permit, and shall cause each Subsidiary to permit, the Trustee (or the Trustee's designated representative), at the expense of the Company or the Subsidiaries, as the case may be, to visit and inspect any of the properties of the Company and the Subsidiaries, at least as frequently as once during each fiscal quarter, to examine the books of account of the Company and the Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Company and the subsidiaries with, and to be advised as to the same by, the Officers and the officers of the Subsidiaries, all at such reasonable times and intervals as the Trustee may reasonably request.

         Section 4.28. Compliance with Laws, Contracts, Licenses, and Permits. The Company shall comply, and shall cause each Subsidiary to comply, with (a) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws, (b) the provisions of its charter documents and by-laws, (c) all agreements and instruments by which it or any or its properties may be bound and (d) all applicable decrees, orders and judgments, except to the extent that any such noncompliance would not have a Material Adverse Effect. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Company or any Subsidiary may fulfill any of its obligations hereunder, any of the Revised Debt Agreements or Refinancing Agreements, or the Security Documents to which it is a party, the Company shall, or (as the case may be) shall cause such Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of the Company or such Subsidiary to obtain such authorization, consent, approval, permit or license and furnish the Trustee with evidence thereof.

         Section 4.29. Employee Benefit Plans. The Company shall, and shall cause each Subsidiary to, (i) promptly upon filing the same with the Department of Labor or Internal Revenue Service, furnish to the Trustee a copy of the most recent actuarial statement required to be submitted under ss. 103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Pension Plan and (ii) promptly upon receipt or dispatch, furnish to the Trustee any notice, report or demand sent or received in respect of a Pension Plan under ss.ss. 302, 4041, 4042, 4043, 4063, 4065, 4066 or 4068 of ERISA, or in respect of a Multiemployer Plan (as such term is defined in Section 4001(a)(3) of ERISA), under ss.ss. 4041A, 4202, 4219, 4242, or 4245 of ERISA.

         Section 4.30. Use of Proceeds. The Company will use the proceeds from the issuance and sale of the Securities to refinance and refund the Old Notes.

         Section 4.31. After Acquired Real Estate. The Company shall, and shall cause each Subsidiary to, promptly notify the Trustee and the Collateral Agent of any Real Property located in the United States which it may hereafter acquire, whether as owner or lessee ("New Real Property"). Subject to the applicable restrictions of the lease arrangement with respect to New Real Property which is leased, and subject to the terms of the Intercreditor Agreement, the Company and each Subsidiary at their expense, will upon the request of the Collateral Agent (a) execute, deliver, and perform all such mortgages, deeds of trust, Uniform Commercial Code fixture filings, collateral assignments, and all such other instruments, and take all such actions, as shall be reasonably necessary or appropriate to grant to the Collateral Agent a security interest in such New Real Property and any fixtures and personal property located thereon and to record, and perfect a lien on such New Real Property, as security for the obligations due under this Indenture and the other indebtedness secured pursuant to the Security Documents, all in form and substance reasonably satisfactory to the Collateral Agent (collectively, the "Additional Mortgages"), and furnish the Collateral Agent with a policy of mortgage title insurance with respect thereto in an amount of coverage, from an insurer, and in form and substance reasonably satisfactory to the Collateral Agent; (b) pay any and all applicable title insurance premiums, survey charges, recording fees and mortgage taxes relating to the Additional Mortgages; and (c) furnish the Collateral Agent with such other records of corporate proceedings with respect thereto and related legal opinions in form and substance reasonably satisfactory to the Collateral Agent as the Collateral Agent may reasonably request to carry out the provisions of this Section 4.31; provided,


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


however, that the provisions of this sentence shall not apply to any leasehold interest with annual rental payments less than or equal to $100,000.

         Section 4.32. Consignment Filings. The Company shall cause, and shall cause each Subsidiary to cause, to be executed, delivered, filed and maintained in full force and effect all appropriate Uniform Commercial Code financing statements necessary for the continued perfection of the Company's or each Subsidiary's ownership or other interests in any inventory consigned by such Company or Subsidiary.

         Section 4.33. Change of Name. The Company shall, and shall cause each Subsidiary to, immediately notify the Trustee of any change in its name and will duly execute and deliver appropriate financing statements and other documents necessary to enable the Collateral Agent to maintain continuously perfected any security interests granted under Article 11 and the Security Documents.

         Section 4.34. Accrual of Interest for Income Tax Purposes. The Company covenants and agrees for the benefit of each Holder of Securities that (i) the Company will not claim any deduction for or otherwise report any accrual of interest (including original issue discount) on the Securities at a rate other than the stated interest rate compounded monthly in any Federal income tax return, claim for refund, or other statement, report or submission made to the Internal Revenue Service (except to the extent that there may be no reasonable basis in the law to do otherwise); and (ii) the Company will make any election (or take any similar action) which may become necessary to comply with clause
(i). At the reasonable request of any Holder of Securities (at the expense of such Holder), the Company will join in the submission to the Internal Revenue Service of a request for a ruling that interest (including original issue discount) will accrue on the Securities at a rate equal to the stated interest rate compounded monthly. In addition the Company will reasonably cooperate with any Holder of Securities in any litigation, appeal, or other proceeding relating to the accrual of interest (including original issue discount) on the Securities. To the extent possible, the principles of this Section 4.34 shall also apply with respect to state and local income taxes (including franchise taxes based on income).

         Section 4.35. Further Instruments and Acts. Upon request of the Trustee, the Company and the Guarantors will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.


                          ARTICLE 5. SUCCESSOR COMPANY

         Section 5.1. When Company or Guarantors May Merge or Transfer Assets. Neither the Company nor the Guarantors shall consolidate with or merge with or into any other person, or sell, convey, lease, transfer or otherwise dispose of all or substantially all its properties and assets to any person in any transaction or series of transactions, unless:

                  (a) the resulting, surviving or transferee person (if not the Company or the Guarantors, as the case may be) shall be a person organized and existing under the laws of the United States, any State thereof or the District of Columbia.

                  (b) such person shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company or the Guarantors, as the case may be, under the Securities, this Indenture, including, without limitation, the Guarantee under Article 10 hereof, and the Security Documents;

                  (c) immediately after giving effect to such transaction or transactions on a pro forma basis (and treating any Indebtedness which becomes an obligation of the resulting, surviving or transferee Person or any Subsidiary as a result of such transaction as having been issued by such person or such Subsidiary at the time of such transaction), no Default or Event of Default shall have occurred and be continuing;

                  (d) immediately after giving effect to such transaction or transactions on a pro forma basis (and treating any Indebtedness which becomes an obligation of the resulting, surviving or transferee person or any Subsidiary as a result of such transaction as having been issued by such person or Subsidiary at the time of such transaction), the resulting, surviving or transferee person (whether or not such person is the Company or a Guarantor, as the case may be) shall be able to issue $1.00 of additional Indebtedness in accordance with Section 4.6(a); and

                  (e) the Company shall have delivered to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture comply with this Indenture and that the supplemental indenture constitutes the legal, valid and binding obligation of the successor or surviving corporation enforceable in accordance with its terms, subject to customary exceptions.

         In the case of any consolidation, merger, sale, conveyance, lease, transfer, other disposition involving the Company or the Guarantors, the resulting, surviving or transferee person shall become the successor Company or a successor Guarantor, as the case may be, and shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantors, respectively, under this indenture, but the predecessor Company and Guarantors in the case of a sale, conveyance, lease, transfer or other disposition shall not be released from its obligation to pay the principal of and interest on the Securities.

                        ARTICLE 6. DEFAULTS AND REMEDIES

         Section 6.1. Events of Default. An "Event of Default" occurs if:

                  (a) the Company defaults in any payment of interest on any Security when the same becomes due and payable, and such default continues for a period of ten days; or

                  (b) the Company defaults in the payment of the principal of any Security when the same becomes due and payable at its Stated Maturity, upon redemption, upon declaration, upon any offer to purchase such Security required hereunder or otherwise; or

                  (c) the Company or the Guarantors fail to comply with Section 5.1; or

                  (d) the Company or the Guarantors fail to comply with any of its agreements in the Securities or this Indenture (other than those referred to in clauses (a), (b), or (c) above) or the Security Documents and such failure continues for 30 days after the notice specified below; or

                  (e) a default under, or acceleration prior to the maturity of, or failure to pay at the Stated Maturity of, any Indebtedness (other than Securities) of the Company, the Guarantors, or any Subsidiary aggregating in excess of $1,000,000 whether such Indebtedness now exists or shall be hereafter created; or

                  (f) the Company, any Guarantor or any Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                           (1) becomes insolvent or bankrupt;

                           (2) is generally not paying its debts as they become
                  due;

                           (3) commences a voluntary case;

                           (4) consents to the entry of an order for relief
                  against it in an involuntary case;

                           (5) consents to the appointment of a custodian of it
                  or for any substantial part of its property; or

                           (6) makes a general assignment for the benefit of its
                  creditors;

or takes any comparable action under any foreign laws relating to insolvency; or

                  (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (1) is for relief against the Company, any Guarantor
                  or any Subsidiary in an involuntary case;

                           (2) appoints a Custodian of the Company, any
                  Guarantor or any Subsidiary or for any substantial part of its property; or

                           (3) orders the winding up or liquidation of the
                  Company, any Guarantor or any Subsidiary;

or any similar relief is granted under any foreign laws and the order or decree remains unstayed and in effect for 60 days; or

                  (h) (1) any of the provisions contained in Article 11 or the Security Documents shall cease to be in full force and effect or shall cease to give the Collateral Agent in any material respect the Liens, rights, powers and privileges purported to be created thereby (including a perfected security interest in and Lien on all of the Collateral to the extent provided for in
Article 11 or the Security Documents in favor of the Collateral Agent for the benefit of the parties thereto subject to no other Liens other than Liens permitted hereunder), and, in each case, such state of facts continues for 10 days after the notice specified below; or

                           (2) the Guarantees shall cease to be in full force
and effect in any material respect or any provision of Article 10 shall cease to be in full force and effect in any material respect, or any Guarantor or any person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor s obligations thereunder in any material respect, and, in each case, such state of facts continues for ten days after the notice specified below; or

                  (i) any judgment or decree for the payment of money in excess of $1,500,000 (excluding amounts covered by insurance as to which the insurer has not denied liability), whether individually or in an aggregate amount, is rendered against the Company, any Guarantor or any Subsidiary or any of their respective properties and is not discharged and either (1) an enforcement proceeding has been commenced by any creditor upon such judgment or decree or
(2) there is a period of 60 days following such judgment or decree during which such judgment or decree is not discharged, waived or the execution thereof stayed and, in the case of subclause (2), such default continues for ten days after the notice specified below;

                  (j) any representation or warranty made by the Company, any Guarantor or any Subsidiary herein, in the Securities or in the Security Documents, or made by the Company, any Guarantor or any Subsidiary in any statement or certificate furnished by the Company in connection with the sale, issuance or delivery of the Securities or furnished by the Company, any

Guarantor or any Subsidiary pursuant hereto, pursuant to the Securities or pursuant to the Security Documents is untrue in any material respect as of the date of issuance or making thereof; or

                  (k) the Company fails to comply with Section 11.4.

         The foregoing will constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

         A Default under clauses (d), (h) or (i) of this Section 6.1 is not an Event of Default until the Trustee or the Holders of at least 51% in principal amount of the Securities then outstanding notify the Company and the Trustee of the Default and the Company does not cure such Default within the time specified after receipt of such notice. Such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default."

         The Company shall promptly deliver to the Trustee, and in no event later than 3 Business Days after becoming aware of the occurrence thereof, written notice in the form of an Officers' Certificate of any event which with the giving of notice or the lapse of time or both would become an Event of Default under clauses (d), (e), (f), (h), (i) or (j) of this Section 6.1, its status and what action the Company is taking or proposed to take with respect thereto.

         Section 6.2. Acceleration. If an Event of Default (other than an Event of Default specified in Section 6.1(f) or (g) with respect to the Company) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 51% in principal amount of the outstanding Securities by written notice to the Company and the Trustee, may declare all unpaid principal and accrued and unpaid interest on all the Securities to be due and payable. Upon such a declaration, such principal and accrued and unpaid interest shall be due and payable immediately If an Event of Default specified in Section 6.1(f) or
(g) with respect to the Company occurs, the unpaid principal and accrued unpaid interest on all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholders. Upon payment in full of such amounts and all other amounts to which the Trustee or any Holder is entitled under this Indenture or the Securities, all of the Company's obligations under the Securities and this Indenture shall terminate. The Holders of a majority in principal amount of the Securities then outstanding by written notice to the Trustee may rescind an acceleration and its consequences if (i) all existing Events of Default, other than the non-payment of the, principal of and interest on the Securities and of interest on defaulted interest which has become due solely by such declaration of acceleration, have been cured or waived, (ii) to the extent the payment of such interest is lawful, interest on overdue installments of accrued and unpaid interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid, (iii) the rescission would not conflict with any judgment or decrees of a court of competent jurisdiction and
(iv) all payments due to the Trustee and any predecessor


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


Trustee under Section 7.7 have been made; but no such rescission shall extend to or affect any subsequent Event of Default or impair any right Consequent thereto.

         Section 6.3. Other Remedies. If an Event of Default occurs and is continuing, subject to the provisions of the Intercreditor Agreement relating to the exercise of remedies against the Collateral, the Trustee may pursue any available remedy to collect the payment of principal of or accrued and unpaid interest on the Securities or to enforce the performance of any provision of the Securities, the Guarantees or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the light or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

         Section 6.4. Waiver of Past Defaults. The Holders of at least 51% in principal amount of the Securities by written notice to the Trustee may waive an existing Default or Event of Default and its consequences except (i) a Default or Event of Default in the payment of the principal of (other than principal due by reason of acceleration) and accrued and unpaid interest on a Security or (ii) a Default or Event of Default in respect of a provision that under Section 9.2 cannot be amended without the consent of each Securityholder affected. When a Default or Event of Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any consequent right thereto.

         Section 6.5. Control by Majority. The Holders of at least 51% in principal amount of the Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law, this Indenture or the Intercreditor Agreement or, subject to Section 7.1, that the Trustee determines is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability; provided, however; that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

         Section 6.6. Limitation on Suits. A Securityholder may not pursue any remedy with respect to this Indenture, the Guarantees or the Securities unless:

                  (1) the Holder has previously given to the Trustee written notice stating that an Event of Default is continuing;

                  (2) the Holders of at least 51% in principal amount of the then outstanding Securities make a written request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders offer to the Trustee reasonable security or indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

                  (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

                  (5) the Holders of at least 51% in principal amount of the then outstanding Securities do not give the Trustee a written direction inconsistent with the request during such 60-day period.

         A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

         Section 6.7. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and accrued and unpaid interest on the Securities held by such Holder, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

         Section 6.8. Collection Suits by Trustee. If an Event of Default in payment of interest or principal specified in Section 6.1 (a) or (b) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or the Guarantors for the whole amount of principal and accrued and unpaid interest (together with interest on such unpaid interest at the Defaulted Interest Rate to the extent permitted by law) and the amounts provided for in Section 7.7.

         Section 6.9. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company (or any other obligor of the Securities), or any of its creditors or its property and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other person performing similar functions and shall be entitled to and empowered to collect, receive or distribute any moneys or other property payable or deliverable on any such claims, and any Custodian in such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such Payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 7.7. Nothing contained herein shall be deemed to authorize the Trustee to authorize, or consent to, or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or Holders thereof.


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




         Section 6.10. Priorities. If the Trustee collects any money or property pursuant to this Article 6, it shall pay out the money or property in the following order:

                  FIRST: to the Trustee for amounts due under Section 7.7.

                  SECOND: to Securityholders for amounts due and unpaid on the Securities for principal and interest (including overdue interest), ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

                  THIRD: to the Company.

         The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section. At least 15 days before such record date, the Company shall mail to each Securityholder and the Trustee a written notice that states the record date, the payment date and amount to be paid.

         Section 6.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonably attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7 or a suit by Holders of more than 10% in principal amount of the then outstanding Securities.

         Section 6.12. Waiver of Stay or Extension Laws. The Company and the Guarantors (to the extent permitted by law) shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and the Guarantors (to the extent that it may lawfully do so) hereby expressly waive all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.


                               ARTICLE 7. TRUSTEE

         Section 7.1. Duties of Trustee.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstance in the conduct of such person's own affairs.

                  (b) Except during the continuance of an Event of Default:

                           (1) the Trustee undertakes to perform such duties and
                  only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (2) in the absence of bad faith on its part, the
                  Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

                           (1) this paragraph does not limit the effect of
                  clause (b) of this Section 7.1;

                           (2) the Trustee shall not be liable for any error of
                  judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

                           (3) the Trustee shall not be liable with respect to
                  any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5;

                           (4) the Trustee shall not be deemed to know of any
                  Default or Event of Default (other than an Event of Default described in Section 6.1(a) or (b)) or any fact or circumstance upon the occurrence of which it might be required to take action hereunder unless one of its Trust Officers has actual knowledge thereof or it has received written notice thereof at its corporate trust office; and

                           (5) the Trustee shall not be responsible for
                  overseeing the performance of its duties by the Collateral Agent or for any act or omission of the Collateral Agent.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to clauses (a), (b) and (c) of this Section 7.1.


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


                  (e) The Trustee may refuse to perform any duty or exercise any right or power under this Indenture at the request of the Holders unless it receives indemnity satisfactory to it against any loss, cost, liability or expense from such Holders.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company

                  (g) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                  (h) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (i) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  (j) The Trustee shall enter into the Intercreditor Agreement as, and shall perform all obligations of, the Senior Note Claimants' Representative (as defined in the Intercreditor Agreement) thereunder and shall, in the performance thereof, have all of the protections and immunities available to it as Trustee hereunder.

         Section 7.2. Rights of Trustee.

                  (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate and/or Opinion of Counsel.

                  (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however that the Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

                  (e) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Securities shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         Section 7.3. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, co-Registrar or co-Paying Agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

         Section 7.4. Trustee's Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in the Indenture or in any document issued in connection with the sale of the Securities or in the Securities other than the Trustee's certificate of authentication.

         Section 7.5. Notice of Defaults. If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the Default or Event of Default within 15 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of or interest on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders.

         Section 7.6. Reports by Trustee to Holders. Within 60 days after May 15 of each year beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Securityholder a brief report dated as of April 1 with respect to the matters set forth in TIA ss. 313 (a).

         Section 7.7. Compensation and Indemnity. The Company shall pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Company shall indemnify and hold harmless the Trustee or any predecessor Trustee against any and all loss, liability, damage, claim or expense (including attorneys' fees and taxes other than taxes based upon, or measured or determined by reference to, the income of the Trustee) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not


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


relieve the Company of its obligations hereunder. The Company shall defend the claim with the cooperation of the Trustee. The Trustee may, at its option, have separate counsel and the Company shall pay the fees and expenses of such counsel. The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct, negligence or bad faith. The Company need not pay for any settlement made without its written consent which consent shall not be unreasonably withheld.

         To secure the Company's payment obligations in this Section 7.7, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and interest on particular Securities.

         The Company's payment obligations pursuant to this Section shall survive the satisfaction and discharge of this Indenture.

         When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.1(f) or (g), the expenses are intended to constitute expenses of administration under any Bankruptcy Law.

         Section 7.8. Replacement of Trustee. The Trustee may resign at any time by so notifying the Company. The Holders of at least 51% in principal amount of the then outstanding Securities may remove the Trustee by so notifying the Trustee and the Company in writing and may appoint a successor Trustee. The Company shall remove the Trustee if:

                           (1) the Trustee fails to comply with Section 7.9;

                           (2) the Trustee is adjudged bankrupt or insolvent;

                           (3) a receiver or other public officer takes charge
                  of the Trustee or its property; or

                           (4) the Trustee otherwise becomes incapable of
                  acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of at least 51% in principal amount of the then outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately thereupon, the resignation or removal of the remaining Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its


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


succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.6.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the then outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee fails to comply with Section 7.9, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         Notwithstanding the replacement of the Trustee pursuant to this Section, the Company's obligations under Section 7.6 shall continue for the benefit of the retiring Trustee.

         Section 7.9. Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

         In the event that at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture, any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Securities so authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

         Section 7.10. Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Trustee shall have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

         Section 7.11. Preferential Collection of Claims Against Company. The Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.


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


                  ARTICLE 8. DISCHARGE OF INDENTURE; DEFEASANCE

         Section 8.1. Discharge of Liability on Securities; Defeasance.

                  (a) When (i) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.8) for cancellation or (ii) all outstanding Securities have become due and payable and the Company irrevocably deposits with the Trustee funds sufficient to pay at maturity all outstanding Securities, including interest thereon (other than Securities replaced pursuant to Section 2.8), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Sections 8.1(c) and 8.6, cease to be of further effect. The Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company.

                  (b) Subject to Sections 8.1(c), 8.2 and 8.6, the Company at any time may terminate all its obligations under the Securities and this Indenture ("defeasance option"). If the Company exercises its defeasance option, payment of the Securities may not be accelerated because of an Event of Default. Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.

                  (c) Notwithstanding clauses (a) and (b) above, the Company's obligations in paragraphs 2 and 10 and the first sentence of paragraph I of the Securities and Sections 2.4, 2.5, 2.6, 2.7, 2.8, 4.1, 7.7, 7.8, 8.5 and 8.6 of
this Indenture and the obligations of the Guarantors under Article 10 of this Indenture in respect thereof shall survive until the Securities have been paid in full. Thereafter, the Company's obligations in Sections 7.7, 8.5 and 8.6 of this Indenture and the obligations of the Guarantors under Article 10 of this Indenture in respect thereof shall survive.

         Section 8.2. Conditions to Defeasance. The Company may exercise its defeasance option only if:

                           (1) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations for the payment of principal of, and accrued and unpaid interest on, the Securities to maturity or redemption and all other sums payable by it hereunder, as the case may be;

                           (2) the Company delivers to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited money without investment will provide cash at such times and in such amounts (but not more than such amounts) as will be sufficient


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


         to pay principal and interest when due on all the Securities to maturity or redemption, as the case may be;

                           (3) 367 days pass after the deposit is made and during the 367-day period no Default specified in Section 6.1 (f) or
         (g) with respect to the Company occurs Which is continuing at the end of the period;

                           (4) no Default has occurred and is continuing on the date of such deposit and after giving effect thereto;

                           (5) the deposit does not constitute at default under any other agreement binding on the Company;

                           (6) the Company delivers to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940;

                           (7) the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Securityholders will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred; and

                           (8) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Securities as contemplated by this Article 8 have been complied with.

         Before or after a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date in accordance with Article '3.

         Section 8.3. Application of Trust Money. The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to this
Article 8. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of and accrued and unpaid interest on the Securities.

         Section 8.4. Repayment to Company. The Trustee and the Paying Agent shall promptly turn over to the Company upon request any excess money or securities held by them at any time.


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


         Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years, and, thereafter, Securityholders entitled to the money must look to the Company for payment as general creditors

         Section 8.5. Indemnity for Trust Costs. The Company shall pay and shall indemnify the Trustee against any other expenses and costs incurred by the trust created by this Article 8 including, without limitation, any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government obligations.

         Section 8.6. Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this Article 8 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article 8 until such money or U.S. Government Obligations is able to be applied in accordance with this Article 8; provided, however, that, if the Company has made any payment of interest on or principal of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.


                              ARTICLE 9. AMENDMENTS

         Section 9.1. Without Consent of Holders. The Company, the Guarantors and the Trustee may amend this Indenture or the Securities without notice to or consent of any Securityholder:

                           (1) to cure any ambiguity, omission, defect or inconsistency;

                           (2) to provide for uncertificated Securities in addition to or in place of certificated Securities;

                           (3) to provide for the assumption of the Company's or any of the Guarantors' obligations to the Holders in the case of a merger or acquisition as set forth in Section 5.1;

                           (4) to add guarantees with respect to the Securities;

                           (5) to add to the covenants of the Company or the Guarantors for the benefit of the Holders or to surrender any right or power herein conferred upon the Company or the Guarantors; or


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


                           (6) to make any change that does not adversely affect the rights of any Securityholder.

         Upon the written request of the Company, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into such supplemental indenture which adversely affects its own rights, duties or immunities under this Indenture or otherwise.

         After an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment.

         Section 9.2. With Consent of Holders. The Company, the Guarantors and the Trustee may amend this Indenture or the Securities with the written consent of the Holders of at least a majority in principal amount of the then outstanding Securities and the Holders of at least 51% in principal amount of securities then outstanding may waive compliance in a particular instance by the Company or a Guarantor with any provision of this Indenture or the Securities expect those provisions of this Indenture which relate to the Trustee's rights, duties and immunities; provided, that, without the consent of each Securityholder affected thereby such an amendment or waiver may not:

                           (1) reduce the amount of Securities whose Holders must consent to an amendment or waiver;

                           (2) reduce the rate of or extend the time for payment of interest on any Security;

                           (3) reduce the principal of or extend the Stated Maturity of any Security;

                           (4) change the time at which or alter the amount of which any Security may or shall be redeemed;

                           (5) make any Security payable in money other than that stated in the Security; or

                           (6) make any change in Section 6.4 or 6.7 or this
         Section 9.2.

         After an amendment or waiver under this Section becomes effective, the Company shall mail to all of the Securityholders a notice briefly describing such amendment or waiver.

         Section 9.3. Revocation and Effect of Consents and Waivers. An amendment or waiver becomes effective on the date on which the Trustee received an Officers' Certificate


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




certifying that the Holders of the requisite principal amount of Securities have consented to the amendment or waiver. Until an amendment or waiver becomes effective, a consent to an amendment, supplement or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent, supplement or waiver is not made on the Security. However, any such Holder or subsequent Holder may revoke that consent, supplement or waiver as to such Holder s Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder.

         The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to give their consent to any amendment, supplement, or waiver or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those persons who were Securityholders at such record date (or their duly designated proxies), and only those persons, shall be entitled to give such consent to any amendment, supplement, or waiver or to revoke any such consent previously given or to take any such action, whether or not such persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

         Section 9.4. Notation on or Exchange of Securities. If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder and may place such notation on any Security thereafter authenticated. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue, and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment, supplement or waiver.

         Section 9.5. Trustee to Sign Amendments. The Trustee shall sign any amendment authorized pursuant to this Article 9 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee need not sign it. In signing such amendment the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

         Section 9.6. Payment for Consent. Neither the Company, any Affiliate of the Company nor any Subsidiary shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid or agreed to be paid to all Holders which so consent, waive or amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

         Section 9.7. Execution of Supplemental Indentures. In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article 9 or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that such supplemental indenture is a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights of creditors generally and to general equity principles.

         Section 9.8. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article 9, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.


                              ARTICLE 10. GUARANTEE

         Section 10.1. Guarantee. Each Guarantor, jointly and severally, hereby unconditionally and irrevocably guarantees to each Holder and to the Trustee and its successors and assigns (a) the full ,and Punctual payment of principal of and interest on the Securities when due (taking into account all applicable grace periods provided hereunder, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under this Indenture and the Securities and (b) the full and punctual performance of all other obligations of the Company under this Indenture, the Securities, and the Security Documents (all the foregoing described in (a) and (b) being hereinafter collectively called the "Obligations"). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice or further assent from the Guarantors, and that such Guarantors will remain bound under this Article 10 notwithstanding any extension or renewal of any Obligation.

         Each Guarantor further agrees that its Guarantee herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder, the Trustee or the Collateral Agent to any security held for payment of the Obligations.

         The Guarantors waive presentation to, demand of payment from and protest to the Company of any of the Obligations and also waive notice of any default under the Obligations. The obligations of the Guarantors - hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim,


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




recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise.

         Without limiting the generality of the foregoing, the obligations of the Guarantors hereunder shall not be discharged or impaired or otherwise affected by (a) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other person under this Indenture, the Securities, the Security Documents or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Securities, the Security Documents or any other agreement; (d) the release of any security held by any Holder, the Trustee or the Collateral Agent for the Obligations or any of them; (e) the failure of any Holder or Trustee to exercise any right or remedy against any other guarantor of the Obligations; (f) any change in the ownership of any Guarantor; (g) any default, failure or delay, willful or otherwise, in the performance of the Obligation; or (h) by any other act or thing or omission or delay to do any other act or thing which may or might in any mariner or to any extent vary the risk of the Guarantors or would otherwise operate as a discharge of the Guarantors as a matter of law or equity.

         Each Guarantor further agrees that its Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Obligation is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of the Company or otherwise.

         In furtherance of the foregoing and not in limitation of any other right which any Holder or the Trustee has at law or in equity against the Guarantors by virtue hereof, upon the failure of the Company to pay the principal of or interest on any Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other Obligation, each Guarantor hereby promises to and will, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders or the Trustee an amount equal to the sum of
(i) the unpaid principal amount of such Obligations, (ii) accrued and unpaid interest on such Obligations (but only to the extent not prohibited by law) and
(iii) au other monetary Obligations of the Company to the Holders and the Trustee.

         Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any Obligations guaranteed hereby Each Guarantor further agrees that, as between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Obligations guaranteed hereby may be accelerated as provided in Article 6 for the purposes of the Guarantor's Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such Obligations as provided in Article 6, such Obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Section.


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


         The Guarantors also agree, jointly and severally, to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Section.

         Section 10.2. Successors and Assigns. This Article 10 shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Securities shall automatically extend to and be vested 'in such transferee or assignee, all subject to the terms and conditions of this Indenture.

         Section 10.3. No Waiver, Etc. Neither a failure nor a delay on the part of either the Trustee or the Holders in exercising any right, power or privilege under this Article 10 shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article IO at law, in equity, by statute or otherwise.

         Section 10.4. Modifications, Etc. No modification, amendment or waiver of any provision of this Article 10, nor the consent to any departure by the Guarantors therefrom, shall be effective be effective unless the same shall be in writing and signed by the Trustee and the Holders of at least a majority in Principal amount of the Securities, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Guarantors in any case shall entitle the Guarantors to any other or further notice or deemed in the same, similar or other circumstances.

         Section 10.5. Execution and Delivery of Guaranty. To evidence its Guaranty set forth in Section 10.1, each of the Guarantors agrees that a notation of such Guaranty substantially in the form contained in the form of Security attached as Exhibit A hereto shall be endorsed and executed by two (2) Officers of each Guarantor on each Security authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of such Guarantor by an Officer.

         Each of the Guarantors agrees that its Guaranty set forth in Section 1
0.1 shall remain in fun force and effect and apply to all outstanding Securities notwithstanding any failure to endorse on each Security a notation of such Guaranty.

         If an Officer of a Guarantor whose facsimile signature is on a Security or Guaranty no longer holds that office at the time the Trustee authenticates the Security on which a Guaranty is endorsed, the Guaranty shall be valid nevertheless.

         The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guaranty set forth in this Indenture on behalf of the Guarantors.


                         ARTICLE 11. SECURITY DOCUMENTS

         Section 11.1. Security Documents. In order to secure the due and punctual payment of the principal of and interest on the Securities and all other amounts payable by the Company and/or the Guarantors under the Indenture and the Securities when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Securities and the Indenture, the Company and the Guarantors in the Security Documents have concurrently with the execution of this Indenture and the issuance of the Securities pledged and/or granted a security interest in or Lien on the Collateral to the Collateral Agent pursuant to the Security Documents.

         Each Securityholder, by accepting a Security, agrees to all of the terms and provisions of the Security Documents and the Intercreditor Agreement, including the Trustee's performance as Senior Note Claimants' Representative under the Intercreditor Agreement, as the same may be amended from time to time pursuant to the provisions of the Security Documents, the Intercreditor Agreement and the terms hereof.

         Section 11.2. Recording, Etc. The Company, at its own expense, shall cause the Security Documents and this Indenture and all amendments or supplements thereto, to be registered, recorded and filed or re-recorded, re-filed and renewed in such manner and in such place or places, if any, as may be required by law in order fully to preserve and protect the Liens of the Security Documents and to effectuate and preserve the security therein of the Securityholders and all rights of the Trustee.

         The Company shall furnish to the Trustee and the Collateral Agent:

                           (i) promptly after the execution and delivery of the Security Documents, an Opinion of Counsel either (a) to the effect that, in the opinion of such counsel, this Indenture and the assignments of the Collateral intended to be made by the Security Documents and all other instruments of further assurance or amendment have been properly recorded, registered and filed to, the extent necessary to perfect the Liens intended to be created by the Security Documents in that portion of the Collateral covered thereby in which a security interest may be perfected by the filing of Uniform Commercial Code Financing Statements and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given, and further stating that all financing statements have been executed and filed that are necessary fully to preserve and protect the rights of the Securityholders and the Trustee with respect to the Liens hereunder and under the Security Documents, or (b) to the effect that, in the opinion of such counsel, no such action is necessary to perfect such Lien and make such assignment effective; and

                           (ii) within 30 days after February 28 in each year beginning with the year following the date hereof, an Opinion of Counsel, dated as of such date, either (a) to the effect that, in the opinion of such counsel, such action has been taken with respect to the recording, registering, filing, re-recording, re-registering and refiling of all supplemental indentures, financing statements, continuation statements or other necessary to maintain the perfected Lien of the instruments of further assurance as is Security Documents in that portion of the Collateral covered thereby in which a security interest may be perfected by the filing of Uniform Commercial Code Financing Statements and reciting with respect to such Liens the details of such action or referencing to prior Opinions of Counsel in which such details are given, and stating that all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the rights of the Securityholders and the Trustee hereunder and under the Security Documents with respect to the Liens, or (b) to the effect that, in the opinion of such counsel, no such action is necessary to maintain such perfected Lien and assignment.

         The release of any Collateral from the terms hereof and of the Security Documents and the Intercreditor Agreement or the release of, in whole or in part, the Liens created by the Security Documents, will not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Collateral or Liens are released pursuant to the Security Documents and the Intercreditor Agreement or pursuant to the terms hereof. The Trustee and each of the Securityholders acknowledge that a release of Collateral or Liens in accordance with the terms of the Security Documents and the Intercreditor Agreement or the terms hereof will not be deemed for any purpose to be an impairment of the security under this Indenture. To the extent applicable, the Company and each obligor on the Securities, including the Guarantors, shall cause TIA ss. 314(d) relating to the release of property or securities from the Lien of the Security Agreements to be complied with. Any certificate or opinion required by TIA ss. 314(d) may be made by an Officer, except in cases which TIA ss. 314(d) requires that such certificate or opinion be made by an independent person.

         Section 11.3. Suits to Protect the Collateral. Subject to the provisions of the Intercreditor Agreement, the Trustee shall have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of the Security Documents, the Intercreditor Agreement or this Indenture, and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interests of the Securityholders in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of, or compliance with, any legislative or other governmental enactment, rule or order that it may be unconstitutional or otherwise invalid if the enforcement of or compliance with, such enactment, rule or order would impair the security hereunder or be prejudicial to the interests of the Securityholders or the Trustee).

         Section 11.4. Certain Matters Regarding Pledge of Essex Shares. The Company represents and warrants to each Holder and the Trustee that the Company has duly filed with the Stock Exchange of Thailand ("SET") as the company registrar of Essex those documents in respect of entry of pledge of shares under the Thailand Pledge Agreement (Essex International Company Limited), dated as of May 14, 1993 (the "Essex Pledge Agreement"), between the Company and the Collateral Agent named therein, as well as any supporting documents required under the relevant SET regulation and the Company has taken all other actions necessary in order (i) to enable Essex and the Company to perform the obligations expressed to be assumed by them in the Essex Pledge Agreement, (ii) to ensure that the obligations expressed to be assumed by Essex and the Company are legal, valid and enforceable, (iii) to make the Essex Pledge Agreement admissible in evidence in Thailand (except for being duly translated into the Thai language and duly stamped under the laws of Thailand), and (iv) to enable the Collateral Agent to have a perfected first priority security interest in such shares for the benefit of the Holders.

         Section 11.5. Certain Matters Regarding Pledge of Anju Shares. The Company represents and warrants to each Holder and the Trustee that the Company
(a) has duly registered in the share register of Anju Jewelry Limited, a Hong Kong company, the shares mortgaged to the Collateral Agent under the Share Mortgage of certain of the shares of Anju Jewelry Limited dated as of May 14, 1993 between the Company and the Collateral Agent in accordance with such Share Mortgage and (b) has duly registered in the share register of Anju Jewelry (N.A.) Limited, a Hong Kong company, the shares mortgaged to the Collateral Agent under the Share Mortgage of certain of the shares of Anju Jewelry (N.A.) Limited dated as of May 14, 1993 between the Company and the Collateral Agent in accordance with such Share Mortgage. The Company further represents and warrants to each Holder and the Trustee that the Collateral Agent has a perfected first priority security interest in such shares for the benefit of the Holders.


            ARTICLE 12. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company and each of the Guarantors, jointly and severally, represent and warrant to the Trustee and each of the Holders of Securities that:

         Section 12.1. Organization; Good Standing; Etc. The Company and each of the Subsidiaries has been duly incorporated and is validly existing and in good standing under the laws of the state of its incorporation, with power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the Public Documents. The Company and each of the Subsidiaries are duly qualified to transact business and are in good standing as foreign corporations in each jurisdiction in which the failure to so qualify or be in good standing would result in a Material Adverse Effect. The Company and each of the Subsidiaries is in possession of and operating in compliance with all franchises, grants, authorizations, licenses,


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


permits, easements, consents, certificates and orders required for the conduct of its business except for such franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders the absence of which would not have a Material Adverse Effect, all of which are valid and in full force and effect, and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such franchise, grant, authorization, license, permit, easement, consent, certificate or order which, individually or in the aggregate, if determined adversely to the Company or any Subsidiary would result in a Material Adverse Effect.

         Section 12.2. Capitalization; Capital Stock of Subsidiaries.

                  (a) The authorized capital stock of the Company is as set forth in the Public Documents. All of the outstanding shares of capital stock of the Company were validly issued and are fully paid and nonassessable and free of preemptive rights. Except as set forth on Schedule 4.14 hereto, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of the Subsidiaries or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any such capital stock, and such convertible or exchangeable securities or any such rights, warrants or options.

                  (b) All of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and, except as otherwise set forth on Schedule 4.14 hereto, is owned by the Company, directly or through one or more of the Subsidiaries, free and clear of any Lien and no holder of such stock is subject to personal liability by reason of being such holder.

         Section 12.3. SEC Documents. The Public Documents that consist of reports filed with the SEC under the Exchange Act (i) complied at the time they were so filed in all material respects with the requirements of the Exchange Act and regulations thereunder (the "Regulations") and (ii) did not at the time they were so filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

         Section 12.4. Accountants. The accountants who certified the consolidated financial statements and supporting schedules included in the Company's annual report on Form 10-k for the fiscal year ended February 23, 1997 as filed with the SEC (the "Form 10-K") are independent public accountants as required by the Exchange Act and the Regulations.

         Section 12.5. Financial Statements. The consolidated financial statements (including the related notes and supporting schedules) and the summary financial information included in the Form 10-K fairly present the financial position and the results of operations and changes in financial position of the entities purported to be shown thereby at the dates or for the periods specified therein subject in the case of unaudited financial statements to normal year end adjustments. Such financial statements and related notes and schedules have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved, except as set forth therein. The selected financial and operating data set forth in the Form 10-K under the caption "Selected Historical and Supplemental Consolidated Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" fairly presents, when read in conjunction with the Company's financial statements and the related notes and on the basis stated therein, the information set forth therein.

         Section 12.6. Due Authorization; Enforceability. The Securities have been duly authorized for issuance and sale and, when issued, authenticated and delivered pursuant to the provisions of this Indenture, against payment therefor, will be valid and legally binding obligations of the Company and the Guarantors enforceable in accordance with their terms and entitled to the benefits of this Indenture, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors and by the application of general principles of equity. This Indenture has been duly authorized, executed and delivered by the Company and the Guarantors and constitutes a valid and legally binding instrument enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors and by application of general principles of equity.

         Section 12.7. No Changes. Since the respective dates as of which information is given in the Public Documents, except as otherwise stated therein and herein, (a) there has not been a material adverse change in the condition (financial or otherwise), assets, business, results of operations or prospects of the Company and the Subsidiaries taken as a whole, (b) there have been no transactions, entered into by the Company or the Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and the Subsidiaries considered as one enterprise; (c) except for the transactions contemplated by the Public Documents or this Indenture, there has not been any change in the capital stock or long-term debt of the Company and the Subsidiaries; and (d) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

         Section 12.8. Litigation. Except as set forth in the Public Documents, there is no action, suit or proceeding before any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary, which is required to be disclosed in the Public Documents (other than as described therein), or which, if determined adversely to the Company or any Subsidiary would individually or in the aggregate result in a Material Adverse Effect or which might materially and adversely affect the issuance of the Securities. All pending legal or governmental proceedings to which the Company or any Subsidiary is a party or to which any of their property is subject which are not described in the Public Documents, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material with respect to the Company and the Subsidiaries considered as one enterprise.

         Section 12.9. No Conflicts. Neither the Company nor any of the Subsidiaries is in violation of its corporate charter or by-laws or in default under any agreement, Indenture or Instrument, which violation or default would result in a Material Adverse Effect. The issuance and sale of the Securities and the execution, delivery and performance of this Indenture will not conflict with, result in any breach which would constitute a default under, or result in the creation or imposition of any Lien (except for Liens in favor of the Collateral Agent) upon any of the assets of the Company or the Subsidiaries pursuant to the terms of, any agreement, indenture or instrument, to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary may be bound or to which any of the property or assets of the Company or any Subsidiary is subject, or result in a violation of the corporate charter or by-laws of the Company or any Subsidiary (the effect of which conflict, Lien, default or violation would result in a Material Adverse Effect or would materially and adversely affect the ability of the Company or the Guarantors to perform their respective obligations under this Indenture), nor will the performance by the Company or the Guarantors of their respective obligations under this Indenture violate any law, rule, administrative regulation or decree of any court or governmental agency having jurisdiction over the Company or any of the Subsidiaries or any of their properties.

         Section 12.10. Properties. Except as otherwise described in the Public Documents, (a) the Company and the Subsidiaries own, possess, currently have the right to use or can acquire on reasonable terms, the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names presently employed by them in connection with the businesses now operated by them, and neither the Company nor any of the Subsidiaries have received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect; and (b) the Company and the Subsidiaries have good and marketable title to all real and personal property, owned by them, free and clear of any Lien which would impair the use, occupancy, value or marketability of title of the Property subject thereto, except such as are permitted under Section 4.7 and do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries.

         Section 12.11. No Consents. No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency is required in connection with the execution and performance of this Indenture by the Company and the Guarantors or the issuance by the Company of the Securities under this Indenture, including without limitation no such filing or registration required pursuant to the Securities Act, the Exchange Act, the TIA or applicable state securities or "Blue Sky" laws of any jurisdiction.


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


         Section 12.12. ERISA.

                  (a) Each Pension Plan (and all related trusts, insurance contracts and funds),have been maintained, administered and funded in compliance in all material respects with all applicable laws, including, but not limited to, ERISA and the Code.

                  (b) Each Pension Plan that is intended to be qualified under
Section 401 (a) of the Code, and each trust (if any) forming a part thereof, has received a favorable determination letter from the Internal Revenue Service as to the qualification under the Code of such Pension Plan and the tax exempt status of such related trust, and nothing has occurred since the date of such determination letter that could adversely affect the qualification of such Pension Plan or the tax exempt status of such related trust.

                  (c) No Pension Plan provides health, life insurance, accident or other welfare benefits beyond the date of a participant's termination of the employment with the Company or the Subsidiaries, other than in accordance with
Section 4980B of the Code or applicable state continuation coverage law.

                  (d) No ERISA Event has occurred or is reasonably expected to occur with respect to any Pension Plan except to the extent that such occurrence is not reasonably expected to have a Material Adverse Effect.

                  (e) There are no pending or, to the best knowledge of the Company and the Subsidiaries, threatened claims, actions or lawsuits (other than routine claims for benefits in the usual and ordinary course) with respect to any Pension Plan except to the extent that any such claim, action or lawsuit is not reasonably expected to have a Material Adverse Effect.

                  (f) Neither the Company nor the Subsidiaries hive incurred, nor are they reasonably expected to incur, (i) any liability under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan or (11) any liability under Title IV of ERISA (other than routine payment of premiums due and not delinquent under Section 1007 of ERISA) with respect to any Pension Plan.

                  (g) Neither the Company nor the Subsidiaries have engaged in any transaction that could reasonably be expected to subject the Company or the Subsidiaries to liability under Section 4069 or 4212(c) of ERISA.

                  (h) Neither the Company nor the Subsidiaries, nor any other person dealing with the Pension Plans, has engaged in a non-exempt prohibited transaction (as defined in Section 4975 of the Code or Section 406 of ERISA) in connection with any Pension Plan except to the extent such prohibited transaction has been corrected and all applicable excise taxes and penalties have been paid.

                  (i) None of the Pension Plans that are subject to Title IV of ERISA has any Unfunded Pension Liability. No other Pension Plan has any material unfunded liabilities.

         Section 12.13. Taxes. All tax returns required to be filed by the Company or any Subsidiary in any jurisdiction have been so filed (unless subject to an extension obtained by the Company), and all taxes, assessments, fees and other charges shown to be due and payable by the Company or any Subsidiary on such returns have been paid, other than those being contested in good faith or those currently payable without penalty or interest. There are no proposed additional tax assessments against the Company or any Subsidiary which would exceed, upon final determination, amounts reserved therefor on the latest consolidated balance sheet of the Company and the Subsidiaries.

         Section 12.14. Security Documents. As of the date hereof, the secured party named in the Security Documents shall have, for the benefit of Holders of Securities, a perfected security interest in the Collateral.

         Section 12.15. Investment Company Act. None of the Company or any of the Subsidiaries is registered as, nor will any of them be required to be registered as, an "investment company" or is, or will be, a company "controlled" by a company required to be registered as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         Section 12.16. Certain Fees. Except for fees payable to Triumph Capital Group, Inc., which the Company shall pay, no fees or commissions will be payable by the Company or any of the Subsidiaries to brokers, finders, investment bankers, or banks with respect to the issuance and sale of the Securities.


                            ARTICLE 13. MISCELLANEOUS

         Section 13.1. Notices. Any notice or communication shall be in writing and delivered in person or mailed by first-class mail addressed as follows:

         If to the Company:

                  Town & Country Corporation
                  25 Union Street
                  Chelsea, MA 02150
                  Attn: Chief Financial Officer


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




         with a copy to:

                  Goodwin, Procter & Hoar  LLP
                  Exchange Place
                  Boston, MA 02109
                  Attn: Kevin M. Dennis, Esq.

         if to the Guarantors:

                  Town & Country Fine Jewelry Group, Inc.
                  c/o Town & Country Corporation
                  25 Union Street
                  Chelsea, MA 02150
                  Attn: Chief Financial Officer

                  L.G.  Balfour Company, Inc.
                  c/o Town & Country Corporation
                  25 Union Street
                  Chelsea, MA 02150
                  Attn: Chief Financial Officer

                  GL, Inc., formerly known as Gold Lance, Inc.
                  c/o Town & Country Corporation
                  25 Union Street
                  Chelsea, MA 02150
                  Attn: Chief Financial Officer

         with a copy to:

                  Goodwin, Procter & Hoar LLP
                  Exchange Place
                  Boston, MA 02109
                  Attn: Kevin M. Dennis, Esq.

         if to the Trustee:

                  State Street Bank and Trust Company, as Trustee
                  Corporate Trust Department
                  Two International Place
                  Boston, MA 02110
         with a copy to:

                  Peabody & Arnold
                  50 Rowes Wharf
                  Boston, MA 02110
                  Attn: James Hamons, Esq.


         The Company, the Guarantors or the Trustee by written notice to the others may designate additional or different addresses for subsequent notice,; or communications.

         Any notice or communication mailed to a Securityholder shall be mailed to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

         Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholder. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         Section 13.2. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the
Trustee:

                           (i) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee and the Holders stating that, in . the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                           (ii) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee and the Holders stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         Section 13.3. Statement Required in Officer's Certificate or Opinion of Counsel. Each Officer's Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

                           (i) a statement that the person making such Officer's Certificate or Opinion of Counsel has read such covenant or condition;

                           (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officer's Certificate or Opinion of Counsel are based;


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


                           (iii) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (iv) a statement as to whether or not, in the opinion of such person, such covenant or condition has been complied with.

         Section 13.4. When Securities Disregarded. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company, the Guarantors or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or the Guarantors shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Also, subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination.

         Section 13.5. Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar and the Paying Agent may make reasonable rules for their functions.

         Section 13.6. Legal Holidays. A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions are not required to be open in The Commonwealth of Massachusetts. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

         Section 13.7. Governing Law. This indenture and the Securities shall be governed by, and construed in accordance with the laws of The Commonwealth of Massachusetts but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

         Section 13.8. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company or the Guarantors shall not have any liability for any obligations of the Company or the Guarantors under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

         Section 13.9. Successors. All agreements of the Company and the Guarantors in this Indenture and the Securities shall bind their respective successors. All agreements of the Trustee in this indenture shall bind its successors.

         Section 13.10. Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One complete signed copy is enough to prove this indenture.

         Section 13.11. Table of Contents; Headings. The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.


                                    * * * * *

         IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

                                             TOWN & COUNTRY CORPORATION



                                             By: _______________________________
                                                 Title:


                                             GUARANTORS:

                                             TOWN & COUNTRY FINE JEWELRY
                                             GROUP, INC.


                                             By: _______________________________
                                                    Title:


                                             L.G. BALFOUR COMPANY, INC.


                                             By: _______________________________
                                                 Title:


                                             GL, INC., formerly known as GOLD
                                             LANCE, INC.


                                             By: _______________________________
                                                 Title:


                                             STATE STREET BANK AND TRUST
                                             COMPANY, as Trustee


                                             By: _______________________________
                                                 Title:

                                    Exhibit A

                                FORM OF SECURITY

No. ______________                                               $______________


                  15% Senior Secured Note Due February 15, 1998

         TOWN & COUNTRY CORPORATION, a Massachusetts corporation (the "Company"), for value received hereby promises to pay _________________, or registered assigns, the principal sum of ________________ Dollars on February 15, 1998.

      Interest Payment Dates:     The last day of each month beginning on
                                  September 30, 1997, except that the final payment of interest will be made on February 15, 1998.

      Record Dates:               The 15th day of each month beginning on
                                  September 15, 1997, except that, with respect to the final interest payment, the record date will be February 1, 1998.

         Pursuant to the Indenture, the payment of principal of and interest on this Security is unconditionally guaranteed by various guarantors named on the signature pages of the Indenture (the "Guarantors"). The guarantees by the Guarantors are each endorsed hereon.

         Reference is made to the additional provisions of this Security set forth on the other side of this Security, which will for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this Instrument to be duly executed under its corporate seal.

Dated:

                                                  TOWN & COUNTRY CORPORATION

[SEAL]
                                            By: ________________________________
                                                President


ATTEST:                                         ________________________________
                                                Clerk

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

State Street Bank and Trust Company
    as Trustee, certifies
    that this is one of
    the Securities referred
    to in the Indenture referred to herein.


    By: ___________________________
        Authorized Signatory

                            REVERSE SIDE OF SECURITY

                  15% Senior Secured Note Due February 15, 1998


September 15, 1997

         1. Interest

         TOWN & COUNTRY CORPORATION, a Massachusetts corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate of 15% per annum, compounded monthly. The Company will pay interest on the last day of each month beginning on September 30, 1997, except for the final payment of interest which will be made on February 15, 1998 (each such date is referred to as an "Interest Payment Date"). Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from September 15, 1997. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal at the rate of 17% per annum, and, to the extent permitted by law, it shall pay interest on overdue installments of interest at the rate of 17% per annum.

         2. Method of Payment

         The Company will pay interest on the Securities (except defaulted interest) to the persons who are registered Holders at the close of business on the Record Date immediately preceding each Interest Payment Date even if Securities are canceled after such Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Subject to Section 2.14 of the Indenture (as defined below), the Company may mail an interest check to a Holder's registered address.

         3. Paying Agent and Registrar

         Initially, the Trustee will act as Paying Agent and Registrar. The Trustee may appoint one or more co-Registrars and one or more additional Paying Agents. None of the Company, the Subsidiaries or any Affiliates of the Company or the Subsidiaries may act as Paying Agent, Registrar or co-Registrar.

         4. Indenture; Defined Terms

         The Company issued the Securities under an indenture dated as of September 15, 1997 ("Indenture"), among the Company, various guarantors named on the signature pages thereto ("Guarantors") and State Street Bank and Trust Company, a Massachusetts banking corporation, as trustee ("Trustee"). The terms of the Securities include those stated in the Indenture and those made part of the Indenture. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture for a statement of those terms.

         The Securities are senior secured obligations of the Company limited to $13,254,000 aggregate principal amount (subject to Section 2.8 of the Indenture). The Indenture imposes, among other things, certain limitations on the issuance of debt and certain classes of stock by the Company and the Subsidiaries, the creation of liens by the Company and the Subsidiaries, the making of investments, loans and advances by the Company and the Subsidiaries, sale and leaseback transactions, the payment of dividends and other distributions and acquisitions or retirements of the Company's Capital Stock and Subordinated Obligations, the sale or transfer of assets of the Company and the Subsidiaries and Subsidiary stock, transactions with Affiliates, the ability of the Company and the Subsidiaries to restrict distributions and dividends from Subsidiaries, any plans of liquidation of the Company, the ability of the Company to amend the Revised Debt Agreements, and the ability of the Company and the Guarantors to merge with or into another entity. The limitations are subject to a number of important qualifications and exceptions.

         5. Redemption

                  (a) The Company will redeem a portion of the outstanding Securities at 100% of principal amount plus accrued and unpaid interest upon receipt of cash proceeds (including current income and disposition proceeds) from or relating to (i) certain collateral identified in the Indenture, (ii) the Solomon Brothers Investment, (iii) the sale of the Capital Stock or assets of any of the Foreign Subsidiaries or (iv) the Zale Bankruptcy Claim; provided, however, that no redemptions are required to be made on a particular redemption date if the amount of cash proceeds received by the Company during the applicable Collateral Proceeds Calculation Period is less than $3,000 in the aggregate, in which event the Company shall hold such cash proceeds in trust for the Securityholders and such proceeds shall be used on the next redemption date at which the aggregate amount of proceeds received by the Company during the applicable Collateral Proceeds Calculation Period equals at least $3,000. In addition, if the Company receives certain non-cash proceeds from or relating to
(i) the Solomon Brothers Investment, (ii) the Zale Bankruptcy Claim (including inventory returned to the Company in respect of the Zale Bankruptcy Claim which has a Fair Market Value in excess of $3,000 at the time of such return) or (iii) the sale of the Capital Stock or assets of any Foreign Subsidiary, it will use commercially reasonable best efforts to liquidate such proceeds within six months (or nine months in the case of returned inventory) of their receipt and, upon such liquidation, the Company shall redeem an aggregate principal amount of Securities equal to the amount of such liquidation proceeds, provided that if such liquidation proceeds are less than $3,000, the Company will hold such proceeds in trust for the Securityholders and shall aggregate such proceeds with the cash proceeds described in the foregoing sentence and apply them as provided in the foregoing sentence. All of the terms of the foregoing redemptions are fully described in the Indenture.


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


                  (b) On May 14 of each year, the Company will redeem a portion of the Securities equal to certain percentages of Excess Cash Flow of the Company for the preceding fiscal year as more fully described in the Indenture.

                  (c) Section 4.8 of the Indenture provides that the Securities or portions thereof will be redeemed in connection with certain Sale/Leaseback Transactions, the terms of which are fully described in the Indenture. In addition, Section 4.11 of the Indenture provides that the Securities or portions thereof will be redeemed if net cash proceeds are available from Asset Dispositions after certain priority applications of such proceeds, the terms of which are more fully described in the Indenture.

                  (d) In the event that from time to time the Company receives cash proceeds from the sale of any Collateral described in Exhibit B to the Indenture, such cash proceeds shall be applied by the Company to redeem the Securities within 30 days after receipt of such proceeds by or for the account of the Company, subject to the applicable conditions of the New Credit Agreement (specifically Amendment Number Three thereto).

         6. Notice of Redemption

         Notice of redemption will be mailed at least 15 days but not more than 45 days (or at least 3 days but not more than 30 days in the case of a redemption pursuant to the second sentence of paragraph 5(a) above) before the redemption date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, after such date, interest will cease to accrue on such Securities (or such portions thereof) called for redemption.

         7. Offers to Purchase

         Section 4.5 of the Indenture provides that if certain Consolidated Net Worth levels are not maintained, subject to certain conditions and limitations contained therein, the Company will be required to make an offer to purchase certain amounts of Securities in accordance with the procedures set forth in the Indenture. Section 4.13 of the Indenture provides that if a Change of Control occurs, subject to certain conditions and limitations contained therein, the Company will be required to make an offer to purchase certain amounts of Securities in accordance with the procedures set forth in the Indenture. In addition, a Collateral Agency and Intercreditor Agreement dated as of May 14, 1993, as amended, governs the relationship among the Company's creditors (including the Holders of Securities) with respect to their rights and obligations in the Collateral.

         8. Guarantee; Security; Certain Indemnification


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


         The obligations of the Company under the Securities and the Indenture are guaranteed by the Guarantors pursuant to the terms of the Indenture. In addition, to secure the due and punctual payment of the principal and interest on the Securities and all other amounts payable by the Company under the Indenture and the Securities when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Securities and the Indenture, the Company and the Guarantors have granted security interests in the Collateral to the Collateral Agent for the benefit of the Trustee on behalf of the Holders of Securities pursuant to the Security Documents. The Liens of the Collateral Agent are governed by the terms of the Intercreditor Agreement.

         Each Holder by its acceptance of a Security hereby ratifies the execution of the Intercreditor Agreement by the Trustee, as Senior Note Claimants' Representative (as defined in the Intercreditor Agreement), and authorizes the Trustee to act as such Senior Note Claimants' Representative for all purposes of the Intercreditor Agreement. Each Holder by its acceptance of a Security hereby agrees, as and to the extent provided in the Intercreditor Agreement, to indemnify and hold the Collateral Agent (and its Subagents) harmless (to the extent not reimbursed by the Company and the Borrowing Subsidiaries), from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs, disbursements, or expenses (including attorneys' fees and expenses) of any kind or nature whatsoever which are imposed on, incurred by, or asserted against the Collateral Agent (or any Subagent) in its capacity as such in any way relating to or arising out of the Intercreditor Agreement or the Security Documents, or as a result of any action taken or omitted to be taken by the Collateral Agent (or any Subagent) pursuant to the provisions of the Intercreditor Agreement or of the Security Documents; provided that no Holder shall be required to indemnify the Collateral Agent (or any Subagent) for matters relating solely to transactions, events or occurrences that transpire after such Holder has ceased to be a Holder. Without limiting the generality of the foregoing, each Holder agrees, as and to the extent provided in and in accordance with the provisions of the Intercreditor Agreement, to reimburse the Collateral Agent (and any Subagent) for any out-of-pocket expenses (including the fees and expenses of any attorneys, accountants, advisers, or experts retained or consulted by the Collateral Agent (or any Subagent) in accordance with the provisions of the Intercreditor Agreement) incurred by the Collateral Agent (or any Subagent) in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings, or otherwise) of, or legal advice in respect of its rights or responsibilities under the Intercreditor Agreement or the Security Documents.

         9. Denominations; Transfer; Exchange

         The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed or for a period of 15 days before an Interest Payment Date, as the case may be.

         10. Persons Deemed Owners

         The registered Holder may be treated as the owner of it for all purposes.

         11. Unclaimed Money

         If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

         12. Defeasance

         Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations sufficient to pay principal and interest on the Securities to redemption or maturity, as the case may be.

         13. Amendment, Waiver

         Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least 51% in principal amount of the Securities then outstanding and (ii) any default or noncompliance with any provision may be waived with the written consent of the Holders of at least 51% in principal amount of the Securities then outstanding. Subject to certain exceptions set forth in Article 9 of the Indenture, without the consent of any Securityholder, the Company and the Trustee may amend the Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency, or to comply with Article 5 of the Indenture, or to provide for uncertificated Securities in addition to or in place of certificated Securities, or to add additional covenants for the benefit of the Holders or surrender Company rights, or to make any change that does not adversely affect the rights of any Securityholder.

         14. Defaults and Remedies

         Under the Indenture, Events of Default include (i) default for 10 days in payment of interest on the Securities; (ii) default in payment of principal on the Securities at maturity, upon redemption, upon declaration or otherwise;
(iii) failure by the Company or the Guarantors to comply with other agreements in the Indenture or the Securities, in certain cases subject to notice and lapse of time; (iv) certain defaults or accelerations (including failure to pay within any grace period after final maturity) of other Indebtedness of the Company, the Guarantors or any Subsidiary exceeding $1,000,000; (v) certain events of bankruptcy or insolvency with respect to the Company, the Guarantors or any Subsidiary; (vi) any Lien on any of the Collateral or the Guarantee ceasing to be in full force and effect in any material respect, and continuation thereof for 10 days after notice; (vii) certain judgments or decrees for the payment of money in excess of $1,500,000 against the Company, the Guarantors or any Subsidiary; and (viii) breaches of representations and warrants of the Company, any Guarantor or any Subsidiary herein, in the Indenture, the Security Documents or any other document issued in connection with the sale, issuance or delivery of the Securities. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 51% in principal amount of the Securities then outstanding may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency with respect to the Company are Events of Default which will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

         Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of at least 51% in principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interest.

         15. Trustee Dealings with the Company

         The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company, the Guarantors, the Subsidiaries or any Affiliates of the Company, the Subsidiaries or the Guarantors and may otherwise deal with the Company, the Guarantors, the Subsidiaries or any Affiliates of the Company, the Guarantors or the Subsidiaries with the same rights it would have if it were not Trustee.

         16. No Recourse Against Others

         A director, officer, employee or stockholder, as such, of the Company, the Guarantors or the Trustee shall not have any liability for any obligations of the Company or the Guarantors under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

         17. Authentication

         This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent duly appointed by the Trustee) manually signs the certificate of authentication on the other side of this Security.

         18. Governing Law

         The Indenture and this Security shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

         19. Abbreviations

         Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

         The Company will furnish to any Securityholder upon written request and without charge to the Securityholder a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:

Town & Country Corporation
25 Union Street
Chelsea, MA  02150
Attn:  Chief Financial Officer

                   NOTATION ON SECURITY RELATING TO GUARANTEE

                                    GUARANTEE

         Town & Country Fine Jewelry Group, Inc., L.G. Balfour Company, Inc. and GL, Inc. (formerly known as Gold Lance, Inc.) (hereinafter collectively referred to as the "Guarantors" which term includes any successor person under the Indenture referred to in the Security upon which this notation is endorsed), have unconditionally and irrevocably guaranteed to each Holder and to the Trustee and its successors and assigns (such guarantees by the Guarantors being referred to herein as the "Guarantees") (a) the full and punctual payment of principal of and interest on the Securities when due (taking into account all applicable grace periods provided under the Indenture), whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under the Indenture and the Securities; and (b) the full and punctual performance of all other obligations of the Company under the Indenture, the Securities, and the Security Documents (all the foregoing described in (a) and (b) being hereinafter collectively called the "Obligations"). Each Guarantor has further agreed that the Obligations may be extended or renewed, in whole or in part, without notice or further assent from the Guarantors, and that such Guarantors will remain bound under these Guarantees notwithstanding any extension or renewal of any Obligation.

         The obligations of each Guarantor to the Holders of Securities and to the Trustee pursuant to the Guarantees and the Indenture are expressly set forth in Article 10 of the Indenture and reference is hereby made to such Indenture for the precise terms of the Guarantees therein made.

         The Guarantees shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture.

                                      GUARANTORS:

                                      TOWN & COUNTRY FINE JEWELRY GROUP,
                                      INC.



                                      By: ______________________________________
                                      Name:
                                      Title:  President

                                      By: ______________________________________
                                      Name:
                                      Title: Clerk

                                      L.G. BALFOUR COMPANY, INC.



                                      By: ______________________________________
                                      Name:
                                      Title:  President


                                      By: ______________________________________
                                      Name:
                                      Title:  Secretary


                                      GL, INC., formerly known as GOLD LANCE,
                                      INC.


                                      By: ______________________________________
                                      Name:
                                      Title:  President


                                      By: ______________________________________
                                      Name:
                                      Title: Clerk


Dated:

                               FORM OF ASSIGNMENT


To assign this Security, fill in the form below:

I or we assign and transfer this Security to


         -----------------------------------------------------
         (Print or type assignee's name, address and zip code)


         -----------------------------------------------------
         (Insert assignee's soc. sec. or tax I.D. No.)


and irrevocably appoint __________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Date: ______________                         Your Signature: ___________________

(Sign exactly as your name appears on the other side of this Security)

                       OPTION OF HOLDER TO ELECT PURCHASE


         If you want to elect to have this Security purchased by the Company pursuant to Section 4.5 of the Indenture, check below:

                                     _____

         If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.5 of the Indenture, state the amount:

                                    $_______

         If you want to elect to have this Security purchased by the Company pursuant to Section 4.13 of the Indenture, check below:

                                     _____

         If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.13 of the Indenture, state the amount:

                                    $_______


Date: ______________                         Your Signature: ___________________

      (Sign exactly as your name appears on the other side of the Security)


Signature Guarantee: ____________________________________________

         (Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements on and after September 15, 1997 will include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                    Exhibit B

                           CERTAIN ITEMS OF COLLATERAL


Balfour Ring Plant - means the real property owned by L.G. Balfour Company, Inc., located at 30 Frank Mossberg Drive, Attleboro, Massachusetts.

Little Switzerland Stock - means all shares of stock of Little Switzerland, Inc., a Delaware corporation, owned by Town & Country Corporation and/or its Affiliates that have not been transferred on or prior to the date hereof by Town & Country Corporation and/or its Affiliates into a trust for the benefit of Town & Country Corporation and the holders of its exchangeable preferred stock.